UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant: Vanguard Horizon Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2010 – September 30, 2011

Item 1: Reports to Shareholders

Annual Report | September 30, 2011

Vanguard Strategic Equity Fund

> Vanguard Strategic Equity Fund returned 1.23% for the fiscal year ended September 30, 2011.

> The fund outpaced its benchmark and the average return of its peers, which both produced negative returns for the period.

> Market dynamics favored the fund’s quantitative strategy during fiscal 2011.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2011
Total
Returns
Vanguard Strategic Equity Fund	1.23%
MSCI US Small + Mid Cap 2200 Index	-1.31
Mid-Cap Core Funds Average	-2.85
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2010 , Through September 30, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Equity Fund	$16.30	$16.30	$0.227	$0.000

1

Chairman’s Letter

Dear Shareholder,

In sharp contrast to the past few years, the market environment during the 12 months ended September 30 was more favorable to Strategic Equity Fund’s quantitative strategy. The fund returned 1.23% for the fiscal year, compared with the –1.31% return of its benchmark, the MSCI US Small + Mid Cap 2200 Index, and the –2.85% average return of its peers. The advisor’s stock selection accounted for much of the fund’s outperformance for the period. These included stocks in defensive sectors, such as consumer staples, utilities, and health care, which posted double-digit returns. Financials and information technology were also relative bright spots for the fund, despite declining returns in those sectors. Other sectors, such as telecommunications, materials, and industrials, detracted from returns.

If you hold shares in a taxable account, you may wish to review the table and discussion of aftertax returns for the fiscal year, based on the highest tax bracket, later in this report.

A swift change in sentiment weighed on stock prices
Global stock markets rallied through the first half of the fiscal year as corporate earnings surged and the economic recovery seemed to be gathering steam. In the second half, however, stock prices tumbled as economic indicators took a turn for the worse and U.S. and European policymaking strife dominated the headlines. (Standard &

2

Poor’s, the ratings agency, downgraded the U.S. credit rating, in large part because of the political gridlock on display during the debtceiling debate. Vanguard’s confidence in the “full faith and credit” of the U.S. Treasury remains unshaken.)

The U.S. stock market’s secondhalf weakness sapped its firsthalf strength. The broad market returned 0.31% for the full 12 months. International stocks, which gained less at the start of the year and lost more at the end, returned –10.81% in U.S. dollars.

Bond prices rallied as optimism faded
The stock market’s pattern of strength and weakness was inverted in the bond market. Early in the year, bond prices retreated, consistent with investor optimism about economic growth. Later in the year, as optimism gave way to anxiety, bond prices surged, driving yields to remarkable lows. At the end of September, the yield of the 10year U.S. Treasury note, a benchmark for longerterm interest rates, stood at 1.93%. Bond indexes recorded impressive returns, though it’s worth noting that shrinking yields imply lower returns on prospective investments.

The yields of money market instruments hovered near zero, as they have since December 2008, when the Federal Reserve cut its target for shortterm interest rates to between 0% and 0.25%. Toward the end of the period, the Fed

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.91%	1.61%	-0.91%
Russell 2000 Index (Small-caps)	-3.53	-0.37	-1.02
Dow Jones U.S. Total Stock Market Index	0.31	1.75	-0.57
MSCI All Country World Index ex USA (International)	-10.81	0.52	-1.57

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.26%	7.97%	6.53%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.88	8.08	5.01
Citigroup Three-Month U.S. Treasury Bill Index	0.11	0.19	1.61

CPI
Consumer Price Index	3.87%	1.22%	2.26%

3

indicated that it expected to maintain this exceptionally low target at least through mid2013.

Good choices of stocks underlay the fund’s return
The sophisticated computer models that drive the Strategic Equity Fund work best in market environments that allow them to do what they do best—sift through the financial characteristics of thousands of stocks and uncover those that have the fundamental strengths that can potentially produce outstanding performance over time.

In recent years, however, market dynamics have made it difficult for the models to differentiate among stocks during the sifting process. Most recently, broad swaths of the stock market have moved in lockstep as investors worried about the consequences of broad economic issues—sometimes called “macro factors”—such as a difficult domestic economic recovery and the consequences of possible sovereign debt defaults in Europe and even the United States.

Fiscal 2011 was a welcome turnaround for the Strategic Equity Fund, although some of the same “macro” fears reemerged toward the end of the reporting period. The advisor’s selection among consumer staples, utilities, and health care stocks, which are often favored in tough times because of their defensive qualities, was responsible for a large portion of the fund’s outperformance compared with its benchmark index.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Equity Fund	0.31%	1.36%

The fund expense ratio shown is from the prospectus dated January 26, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the fund’s expense ratio was 0.30%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Mid-Cap Core Funds.

4

The fund benefited from the advisor’s stock selection process even when stocks were falling. The financial sector in the benchmark, for example, returned about –10% for the fiscal year, but the fund’s financial sector holdings only declined by about –3%. And among information technology stocks, the fund eked out a small positive return while the tech sector in the benchmark returned about –5%.

Some stock selections dragged on performance, however. For example, the advisor’s selections among telecommunication stocks and economically sensitive materials and industrial stocks declined at a faster pace than their respective sectors in the benchmark index.

The advisor’s report describes in more detail the performance of individual stocks in the portfolio, as well as that of the models that are used in selecting those stocks.

Long-term returns reflect a tough period for stocks
Strategic Equity Fund’s fiscal 2011 results have aided its longerterm performance, although past years’ results—which were heavily influenced by two recessions and the aftermath of the financial crisis—will continue to weigh on longterm returns for some time. Over the ten years ended September 30, 2011, the fund returned an average 5.86% a year. The fund was slightly ahead of the average return of its

Total Returns
Ten Years Ended September 30, 2011
Average
Annual Return
Strategic Equity Fund	5.86%
Spliced Small and Mid Cap Index	7.33
Mid-Cap Core Funds Average	5.60
Spliced Small and Mid Cap Index: Russell 2800 Index through May 31, 2003; MSCI US Small + Mid Cap 2200 Index thereafter.
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

midcap core fund peers (+5.60%), but behind its benchmark, the Spliced Small and Mid Cap Index (+7.33%).

Though not exceptional, the fund’s performance significantly outpaced the returns of broad market averages. For example, the Dow Jones U.S. Total Stock Market Index recorded an average annual return of 3.93% for the period.

As I noted earlier, during the past fiscal year the market environment favored Strategic Equity Fund’s strategy, which differentiates among individual stocks in terms of quality, after a period in which it was difficult to do so. Such turns of events aren’t unusual: Different investing strategies, like stocks themselves, experience periods of strength and weakness. We’re confident that, over time, the advisor’s highly disciplined stock selection approach will provide competitive returns to investors while maintaining the risk profile of the fund’s market benchmark.

Balance and diversification make for a smoother ride in bumpy markets
Toward the end of the reporting period—for much of August—stocks were extremely volatile as concerns about a possible doubledip domestic recession and a weakening of the Eurozone reached a crescendo before receding somewhat. According to recent Vanguard research,* the marked market turbulence wasn’t unusual if viewed from a wider perspective. Of course, it certainly didn’t feel that way in August, at least in comparison with the relative calm of the preceding months. But the Vanguard researchers found that radical volatility has accompanied other broadranging periods of stress, the 2008–2009 global financial crisis being a notable example.

The implications for investors: Greaterthannormal volatility tied to broad economic and financial angst is to be expected from time to time, although we can never know for certain when these periods will occur. During such periods, Vanguard research shows, the ride for a stockheavy portfolio has been a lot bumpier than that of a portfolio that also included allocations to broadbased bond investments and/or cash.

The historical results reinforce the benefits of a balanced and diversified portfolio. Strategic Equity Fund can play an important role as one element of such a portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2011

*The commentary, August 2011 stock market volatility: Extraordinary or ‘ordinary’?, is available at vanguard.com.

6

Advisor’s Report

For the fiscal year ended September 30, 2011, the Strategic Equity Fund returned 1.23%, outperforming the return of its benchmark, the MSCI US Small + Mid Cap 2200 Index, by 2.54 percentage points.

When we reported to you at the halfway point of the fiscal year, the fund had advanced 25.95%. Since then—and particularly during the last three months—equities in the United States and abroad, both large and small, have sold off strongly. The pullback and increasing overall market volatility throughout this period were driven by continued worries of a stalling U.S. economy, a lack of improvement in the employment picture, and the unresolved European sovereign debt crisis.

Amid so much market uncertainty, many investors reduced their equity exposure in favor of traditional safe havens, such as U.S. Treasuries, the U.S. dollar, and gold. Most have reduced their growth estimates for the next year or two, and this has cast a cloud of doubt over the nearterm prospects for equities. Investors will be looking to U.S. and European leaders for fresh solutions to the ongoing issues, as well as forecasts of U.S. corporate earnings, to help determine market direction.

The fund’s strategy
While overall portfolio performance is affected by the macro factors described above, it should be noted that we continue to focus our portfolio construction on specific stock fundamentals.

Our portfolio will maintain benchmarklevel exposures to common risk factors, such as market capitalization and sector weightings, while employing a multifactor model that is diversified across various elements in order to forecast the relative performance of individual stocks. Our quantitative approach is similar to traditional security selection. The difference is that we use computerized models to help us identify attractive stocks. As opposed to a traditional approach that tries to spot a small number of companies that will outperform, we generally seek to find a larger number of stocks that individually, and as a group, will outperform their peers.

Addressing our approach specifically, our process comprises five components, or models:

• Valuation, which measures the price we pay for earnings and cash flows.

• Growth, which considers the growth of earnings when factoring how much we pay for them.

• Management decisions, which looks at the actions taken by company management who, privy to better knowledge of a company’s prospects and earnings than any market participant, signal their opinions of a firm’s future.

• Market sentiment, which captures how investors reflect their opinions of a company through their activity in the market.

7

• Quality, which measures balance sheet strength and the sustainability of earnings.

The fund’s results
Although we experienced two distinct market trends in the first and second halves of the fiscal year, our stock selection models performed well in both the up and down periods, with all five of our models contributing positively over the entire period. The portfolio benefited most from our market sentiment model while the growth and management decisions models also produced strong results for the period.

The models’ effectiveness across sectors was mixed, and we were able to produce positive stock selection results in five of the ten sectors in the benchmark. The bestperforming sectors in the portfolio were consumer staples (+21%), utilities (+17%), and health care (+10%). Underperforming sectors in the portfolio were telecommunication services (–24%), materials (–8%), and industrials (–9%).

At the individual stock level, the largest contributions came from overweighted positions in Limited Brands (+65%), TempurPedic (+70%), and Altera (+60%). In addition, when comparing the portfolio’s performance with that of its benchmark, we benefited from underweighting or avoiding poorly performing stocks such as Walter Energy (–25%), Regions Financial (–53%), and Akamai Technologies (–60%).

Unfortunately, we were not able to avoid all bad performers. Overweighted positions in Vishay Intertechnology (–13%), Hertz Global (–16%), and Lexmark International (–39%) directly lowered performance. Also, our underweighting or avoiding companies that were not positively identified by the fundamentals in our model, such as Petrohawk Energy (+138%), Alexion Pharmaceuticals (+99%), and Green Mountain Coffee (+198%), hurt overall outperformance relative to our benchmark.

Final thoughts
While we cannot predict how political or economic events will affect the markets, we are confident that stocks can provide worthwhile returns for longterm investors. With that in mind, we believe that equity exposure can continue to play an important part in a diversified investment plan.

Within that plan, we believe a portfolio of companies with lower relative pricetoearnings and cashflow ratios, growth rates near that of the market, higher returns on equity, quality balance sheets, and positive market sentiment remains an attractive investment.

We thank you for your investment and look forward to the coming year.

James D. Troyer, CFA
Principal and Portfolio Manager
October 20, 2011

8

Strategic Equity Fund

Fund Profile
As of September 30, 2011

Portfolio Characteristics
		MSCI US
		Small +	DJ
		Mid Cap	U.S. Total
		2200	Market
	Fund	Index	Index
Number of Stocks	412	2,147	3,717
Median Market Cap	$3.2B	$3.5B	$28.7B
Price/Earnings Ratio	13.0x	17.2x	13.6x
Price/Book Ratio	1.9x	1.7x	1.9x
Return on Equity	12.2%	12.9%	19.1%
Earnings Growth Rate	10.8%	5.9%	7.3%
Dividend Yield	1.4%	1.6%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	73%	—	—
Ticker Symbol	VSEQX	—	—
Expense Ratio[1]	0.31%	—	—
30-Day SEC Yield	1.12%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
		MSCI US
		Small +	DJ
		Mid Cap	U.S. Total
		2200	Market
	Fund	Index	Index
Consumer
Discretionary	15.9%	15.6%	12.2%
Consumer Staples	5.0	4.9	11.0
Energy	7.5	7.2	10.3
Financials	18.7	18.1	14.3
Health Care	11.8	12.0	11.7
Industrials	12.3	13.0	10.6
Information
Technology	15.5	15.7	19.4
Materials	5.9	6.4	4.0
Telecommunication
Services	0.9	1.2	2.8
Utilities	6.5	5.9	3.7

Volatility Measures
	MSCI US
	Small +	DJ
	Mid Cap	U.S. Total
	2200	Market
	Index	Index
R-Squared	0.99	0.95
Beta	1.00	1.19

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
El Paso Corp.	Oil & Gas Storage &
	Transportation	1.2%
Humana Inc.	Managed Health
	Care	1.2
AmerisourceBergen	Health Care
Corp.	Distributors	1.1
Limited Brands Inc.	Apparel Retail	1.1
Dr Pepper Snapple
Group Inc.	Soft Drinks	1.1
Perrigo Co.	Pharmaceuticals	1.1
Watson Pharmaceuticals
Inc.	Pharmaceuticals	1.1
Coca-Cola Enterprises
Inc.	Soft Drinks	1.0
KLA-Tencor Corp.	Semiconductor
	Equipment	1.0
Electronic Arts Inc.	Home
	Entertainment
	Software	1.0
Top Ten		10.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 26, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the expense ratio was 0.30%.

9

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2001, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Strategic Equity Fund	1.23%	-2.46%	5.86%	$17,675
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	3.93	14,709
Spliced Small and Mid Cap Index	-1.31	0.54	7.33	20,290
Mid-Cap Core Funds Average	-2.85	0.07	5.60	17,248
Spliced Small and Mid Cap Index: Russell 2800 Index through May 31, 2003; MSCI US Small + Mid Cap 2200 Index thereafter.
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

10

Strategic Equity Fund

Fiscal-Year Total Returns (%): September 30, 2001, Through September 30, 2011

11

Strategic Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.2%)[1]
Consumer Discretionary (15.8%)
	Limited Brands Inc.	800,550	30,829
	Ross Stores Inc.	334,762	26,342
	Williams-Sonoma Inc.	760,671	23,421
*	Tempur-Pedic
	International Inc.	436,649	22,972
	Dillard’s Inc. Class A	503,920	21,910
*	Fossil Inc.	262,100	21,246
*	Dollar Tree Inc.	263,820	19,816
*	TRW Automotive
	Holdings Corp.	555,708	18,188
	Virgin Media Inc.	742,700	18,085
	Polaris Industries Inc.	351,482	17,564
*	Domino’s Pizza Inc.	582,420	15,871
	Sotheby’s	500,820	13,808
	Advance Auto Parts Inc.	207,400	12,050
*	Crocs Inc.	491,000	11,622
*	Ulta Salon Cosmetics
	& Fragrance Inc.	172,700	10,747
*,^	Coinstar Inc.	260,390	10,416
*	Panera Bread Co. Class A	98,062	10,193
	Buckle Inc.	263,400	10,130
	Wyndham Worldwide Corp.	311,500	8,881
	Brinker International Inc.	404,250	8,457
	Autoliv Inc.	170,514	8,270
*	Liberty Media Corp. -
	Liberty Capital Class A	124,400	8,225
*	Iconix Brand Group Inc.	520,300	8,221
*	Signet Jewelers Ltd.	234,000	7,909
*	Sirius XM Radio Inc.	4,395,100	6,637
	Ameristar Casinos Inc.	367,800	5,903
	Bob Evans Farms Inc.	206,751	5,897
	Finish Line Inc. Class A	264,300	5,283
*	Cheesecake Factory Inc.	185,500	4,573
*	Tenneco Inc.	178,295	4,566
*	ITT Educational Services Inc.	74,600	4,295
*	Helen of Troy Ltd.	152,500	3,831
*	AMC Networks Inc.
	Class A	119,425	3,816

			Market
			Value
		Shares	($000)
	Sinclair Broadcast
	Group Inc. Class A	430,540	3,087
	Sturm Ruger & Co. Inc.	91,600	2,380
*	Vitamin Shoppe Inc.	54,800	2,052
*	Lions Gate
	Entertainment Corp.	272,300	1,879
	Foot Locker Inc.	73,700	1,481
*	Pier 1 Imports Inc.	125,900	1,231
	Service Corp. International	128,200	1,174
*,^	Bridgepoint Education Inc.	65,500	1,142
*	Red Robin Gourmet
	Burgers Inc.	43,300	1,043
	Jakks Pacific Inc.	52,300	991
	DSW Inc. Class A	21,100	974
	Blyth Inc.	16,600	920
*	American Public
	Education Inc.	26,200	891
	Cato Corp. Class A	36,294	819
*	AFC Enterprises Inc.	60,045	710
*	Biglari Holdings Inc.	2,390	708
	Weight Watchers
	International Inc.	11,820	689
*	Quiksilver Inc.	219,700	670
	Harman International
	Industries Inc.	22,932	655
*	Journal Communications
	Inc. Class A	215,261	639
	Whirlpool Corp.	11,211	560
			434,669
Consumer Staples (5.0%)
	Dr Pepper Snapple
	Group Inc.	793,908	30,788
	Coca-Cola Enterprises Inc.	1,157,280	28,793
	Herbalife Ltd.	508,878	27,276
*	Constellation Brands Inc.
	Class A	638,900	11,500
	B&G Foods Inc. Class A	445,720	7,435
	Lancaster Colony Corp.	121,619	7,420
	Ruddick Corp.	187,950	7,328
*	Boston Beer Co. Inc.
	Class A	62,000	4,507

12

Strategic Equity Fund

			Market
			Value
		Shares	($000)
*	Hansen Natural Corp.	47,000	4,103
	Corn Products
	International Inc.	102,500	4,022
*	Central Garden and Pet Co.
	Class A	299,612	2,121
*	Smithfield Foods Inc.	69,360	1,353
	Cal-Maine Foods Inc.	26,000	817
			137,463
Energy (7.5%)
	El Paso Corp.	1,853,854	32,405
	Pioneer Natural
	Resources Co.	299,300	19,685
	Helmerich & Payne Inc.	477,592	19,390
	Core Laboratories NV	208,800	18,756
*	Tesoro Corp.	653,200	12,718
*	Western Refining Inc.	1,010,300	12,588
*	Newfield Exploration Co.	304,251	12,076
*	CVR Energy Inc.	537,200	11,356
	Cimarex Energy Co.	165,691	9,229
*	Whiting Petroleum Corp.	262,200	9,198
*	Complete Production
	Services Inc.	475,060	8,955
	SEACOR Holdings Inc.	70,600	5,663
*	Stone Energy Corp.	312,512	5,066
*	Rosetta Resources Inc.	145,745	4,987
	HollyFrontier Corp.	178,600	4,683
*	Cloud Peak Energy Inc.	151,300	2,565
	Crosstex Energy Inc.	172,475	2,325
*	Gulfport Energy Corp.	95,696	2,314
	W&T Offshore Inc.	142,150	1,956
	Contango Oil & Gas Co.	29,000	1,587
	RPC Inc.	87,040	1,420
	Delek US Holdings Inc.	78,500	885
*	Energy Partners Ltd.	79,100	876
*	Warren Resources Inc.	325,000	780
*	OYO Geospace Corp.	13,850	780
	Alon USA Energy Inc.	122,300	750
	Berry Petroleum Co.
	Class A	18,800	665
	Cabot Oil & Gas Corp.	10,700	662
*	Petroquest Energy Inc.	110,000	605
*	Swift Energy Co.	23,100	562
			205,487
Financials (18.5%)
*	Arch Capital Group Ltd.	820,576	26,812
	Unum Group	1,231,985	25,822
	Torchmark Corp.	716,895	24,991
*	World Acceptance Corp.	391,283	21,892
	Discover Financial
	Services	908,725	20,846
	American Financial
	Group Inc.	539,689	16,768
	Rayonier Inc.	422,846	15,557
	Camden Property Trust	245,400	13,561
	Lexington Realty Trust	2,007,700	13,130
	Kimco Realty Corp.	828,000	12,445

			Market
			Value
		Shares	($000)
	KeyCorp	2,008,130	11,908
	Post Properties Inc.	333,300	11,579
	Sun Communities Inc.	324,743	11,428
	Northwest Bancshares Inc.	948,000	11,291
	Extra Space Storage Inc.	599,840	11,175
	Cash America
	International Inc.	207,300	10,606
	Commerce Bancshares Inc.	296,900	10,317
	Equity Lifestyle
	Properties Inc.	161,483	10,125
	Bank of the Ozarks Inc.	483,720	10,124
	Validus Holdings Ltd.	399,200	9,948
*	NASDAQ OMX Group Inc.	401,500	9,291
*	CB Richard Ellis Group Inc.
	Class A	675,200	9,088
	Taubman Centers Inc.	178,750	8,993
	CBL & Associates
	Properties Inc.	787,074	8,941
*	American Capital Ltd.	1,294,789	8,830
	Hospitality Properties Trust	384,100	8,154
	Nelnet Inc. Class A	407,312	7,649
	UMB Financial Corp.	222,588	7,141
	Douglas Emmett Inc.	396,900	6,787
*	Credit Acceptance Corp.	102,779	6,615
	Colonial Properties Trust	313,160	5,687
	Moody’s Corp.	186,200	5,670
*	Ezcorp Inc. Class A	196,709	5,614
*	Signature Bank	117,300	5,599
*	Strategic Hotels &
	Resorts Inc.	1,216,600	5,244
	Allied World Assurance Co.
	Holdings AG	83,800	4,501
	Brandywine Realty Trust	559,032	4,478
*	First Industrial
	Realty Trust Inc.	498,825	3,991
	ProAssurance Corp.	55,000	3,961
	Montpelier Re
	Holdings Ltd.	218,200	3,858
	BOK Financial Corp.	80,121	3,757
	Ashford Hospitality
	Trust Inc.	520,090	3,651
	People’s United
	Financial Inc.	312,600	3,564
*	Forest City Enterprises Inc.
	Class A	327,005	3,486
	City Holding Co.	125,905	3,398
	Provident Financial
	Services Inc.	293,425	3,154
	International
	Bancshares Corp.	238,425	3,135
*	SVB Financial Group	83,900	3,104
	Amtrust Financial
	Services Inc.	130,400	2,903
	Pennsylvania Real Estate
	Investment Trust	362,282	2,800
	Highwoods Properties Inc.	96,046	2,714

13

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	Assurant Inc.	72,900	2,610
	Community Bank
	System Inc.	106,461	2,416
	Valley National Bancorp	222,000	2,351
	Fulton Financial Corp.	306,600	2,346
	Erie Indemnity Co. Class A	32,500	2,313
^	First Financial
	Bankshares Inc.	85,032	2,224
	Cathay General Bancorp	185,510	2,111
	FBL Financial Group Inc.
	Class A	67,000	1,784
	CapitalSource Inc.	288,100	1,769
*	CubeSmart	200,900	1,714
	Endurance Specialty
	Holdings Ltd.	49,935	1,705
	Republic Bancorp Inc.
	Class A	92,511	1,638
	Prosperity Bancshares Inc.	47,900	1,565
	Astoria Financial Corp.	190,680	1,466
	Tompkins Financial Corp.	39,520	1,414
	First Citizens
	BancShares Inc. Class A	9,300	1,335
*	iStar Financial Inc.	223,955	1,303
	Bancfirst Corp.	38,783	1,286
	Oritani Financial Corp.	94,900	1,220
	RLI Corp.	18,300	1,164
*	Texas Capital
	Bancshares Inc.	48,400	1,106
	Dime Community
	Bancshares Inc.	100,898	1,022
	Southside Bancshares Inc.	53,966	972
*	Investors Bancorp Inc.	71,400	902
	NBT Bancorp Inc.	41,330	770
	Medical Properties Trust Inc.	81,300	728
	Camden National Corp.	25,345	690
	Ramco-Gershenson
	Properties Trust	82,800	679
	MFA Financial Inc.	92,300	648
	Potlatch Corp.	20,400	643
	DDR Corp.	53,100	579
	Apartment Investment &
	Management Co.	26,000	575
			511,131
Health Care (11.7%)
	Humana Inc.	441,900	32,139
	AmerisourceBergen Corp.
	Class A	830,604	30,957
	Perrigo Co.	305,950	29,711
*	Watson
	Pharmaceuticals Inc.	431,100	29,423
	Cooper Cos. Inc.	333,015	26,358
*	WellCare Health Plans Inc.	590,200	22,416
*	United Therapeutics Corp.	429,700	16,109
	Lincare Holdings Inc.	713,506	16,054
*	Waters Corp.	133,300	10,063

			Market
			Value
		Shares	($000)
*	Magellan Health
	Services Inc.	188,600	9,109
	Invacare Corp.	360,354	8,303
*	Varian Medical Systems Inc.	154,400	8,054
*	Charles River Laboratories
	International Inc.	234,900	6,723
	STERIS Corp.	228,543	6,689
*	Salix Pharmaceuticals Ltd.	183,305	5,426
*	Coventry Health Care Inc.	188,000	5,416
*	LifePoint Hospitals Inc.	143,135	5,244
*	Medicines Co.	314,375	4,678
*	Health Net Inc.	194,300	4,607
*	Cepheid Inc.	103,620	4,024
*	Targacept Inc.	256,545	3,848
*	Akorn Inc.	447,367	3,494
*	Par Pharmaceutical
	Cos. Inc.	109,221	2,907
*	Viropharma Inc.	160,600	2,902
	Medicis Pharmaceutical
	Corp. Class A	77,900	2,842
*	Thoratec Corp.	83,400	2,722
*	Health Management
	Associates Inc. Class A	361,348	2,501
*	Vertex Pharmaceuticals Inc.	55,500	2,472
*	Arthrocare Corp.	85,200	2,451
*	Centene Corp.	60,300	1,729
*	AVEO Pharmaceuticals Inc.	112,200	1,727
*	Warner Chilcott plc Class A	115,870	1,657
	Ensign Group Inc.	67,000	1,548
*	Mettler-Toledo
	International Inc.	10,291	1,440
	Computer Programs &
	Systems Inc.	15,100	999
*	Skilled Healthcare
	Group Inc.	274,100	990
*	Greatbatch Inc.	47,400	948
*	Idenix Pharmaceuticals Inc.	173,300	865
*	Genomic Health Inc.	38,408	844
*	Nabi Biopharmaceuticals	444,167	746
*	Bio-Rad Laboratories Inc.
	Class A	8,200	744
*	Enzon Pharmaceuticals Inc.	93,600	659
	Chemed Corp.	11,700	643
*	Incyte Corp. Ltd.	38,500	538
			323,719
Industrials (12.2%)
	Timken Co.	606,080	19,892
	Rockwell Automation Inc.	336,750	18,858
	KBR Inc.	786,200	18,578
	Dover Corp.	391,010	18,221
	Pitney Bowes Inc.	886,650	16,669
	Waste Connections Inc.	486,770	16,463
	Towers Watson & Co.
	Class A	244,400	14,610
*	United Rentals Inc.	841,762	14,175
*	Avis Budget Group Inc.	1,254,200	12,128

14

Strategic Equity Fund

			Market
			Value
		Shares	($000)
*	Hertz Global Holdings Inc.	1,354,180	12,052
	Triumph Group Inc.	236,866	11,545
	Gardner Denver Inc.	165,252	10,502
*	Polypore International Inc.	139,000	7,856
*	BE Aerospace Inc.	228,000	7,549
*	Alaska Air Group Inc.	133,395	7,509
	Toro Co.	148,200	7,302
	Joy Global Inc.	102,637	6,402
*	Sauer-Danfoss Inc.	213,823	6,179
	Cubic Corp.	148,520	5,803
*	MasTec Inc.	318,685	5,612
	Applied Industrial
	Technologies Inc.	179,200	4,867
*	EnerSys	242,357	4,852
	Textron Inc.	258,180	4,554
*	Consolidated Graphics Inc.	102,073	3,729
*	Corrections Corp.
	of America	161,300	3,660
	HEICO Corp.	73,800	3,634
	Goodrich Corp.	29,500	3,560
	Werner Enterprises Inc.	154,737	3,223
	Macquarie
	Infrastructure Co. LLC	141,900	3,184
	Seaboard Corp.	1,728	3,114
*	Trimas Corp.	207,600	3,083
	Cintas Corp.	103,100	2,901
*	Amerco Inc.	45,740	2,856
*	Ceradyne Inc.	95,300	2,563
	Belden Inc.	99,300	2,561
*	AGCO Corp.	72,950	2,522
	NACCO Industries Inc.
	Class A	39,000	2,473
	Insperity Inc.	108,900	2,423
*	Esterline Technologies Corp.	42,410	2,198
*	KAR Auction Services Inc.	178,000	2,156
	Barnes Group Inc.	110,100	2,119
	WW Grainger Inc.	14,000	2,094
	Armstrong World
	Industries Inc.	58,800	2,025
	Crane Co.	55,400	1,977
*	General Cable Corp.	83,500	1,950
	Knoll Inc.	134,050	1,836
*	WABCO Holdings Inc.	48,175	1,824
*	Blount International Inc.	135,182	1,806
	Standex International Corp.	57,750	1,798
*	Moog Inc. Class A	50,400	1,644
	Steelcase Inc. Class A	255,700	1,613
	Deluxe Corp.	86,113	1,602
	Hubbell Inc. Class B	27,000	1,338
*	Thomas & Betts Corp.	32,800	1,309
	United Stationers Inc.	39,922	1,088
*	Dollar Thrifty
	Automotive Group Inc.	18,540	1,044
	Iron Mountain Inc.	28,800	911
	G&K Services Inc. Class A	31,100	794
*	WESCO International Inc.	22,000	738

			Market
			Value
		Shares	($000)
	Robert Half International Inc.	33,700	715
	Actuant Corp. Class A	35,400	699
	Donaldson Co. Inc.	12,200	669
*	ICF International Inc.	35,000	658
	Franklin Electric Co. Inc.	17,600	638
*	Orbital Sciences Corp.	45,300	580
			335,487
Information Technology (15.3%)
	KLA-Tencor Corp.	739,600	28,312
*	Electronic Arts Inc.	1,354,300	27,695
*	Alliance Data
	Systems Corp.	291,100	26,985
*	Gartner Inc.	706,269	24,628
*	Novellus Systems Inc.	803,700	21,909
	Anixter International Inc.	426,608	20,238
*	VeriFone Systems Inc.	566,850	19,851
*	CACI International Inc.
	Class A	349,000	17,429
*	Avnet Inc.	456,000	11,893
*	Informatica Corp.	272,600	11,163
*	Vishay
	Intertechnology Inc.	1,289,070	10,777
*	JDS Uniphase Corp.	995,893	9,929
*	MICROS Systems Inc.	226,100	9,928
	Cypress
	Semiconductor Corp.	641,900	9,609
*	Lexmark International Inc.
	Class A	353,806	9,563
*	IAC/InterActiveCorp	237,600	9,397
	Avago Technologies Ltd.	285,600	9,359
*	Fiserv Inc.	183,800	9,332
*	NCR Corp.	526,000	8,884
	Opnet Technologies Inc.	236,574	8,259
*	Tech Data Corp.	182,700	7,898
*	Freescale Semiconductor
	Holdings I Ltd.	658,150	7,259
*	FEI Co.	240,900	7,217
*	Cardtronics Inc.	283,896	6,507
*	Teradata Corp.	100,987	5,406
*	Advanced Micro
	Devices Inc.	1,044,535	5,306
*	Fairchild Semiconductor
	International Inc. Class A	485,290	5,241
	DST Systems Inc.	103,230	4,525
*	Lattice
	Semiconductor Corp.	855,850	4,493
*	Silicon Graphics
	International Corp.	371,288	4,426
*	ANSYS Inc.	81,400	3,992
	Plantronics Inc.	110,900	3,155
	Seagate Technology plc	304,000	3,125
*	Insight Enterprises Inc.	198,800	3,010
*	Aspen Technology Inc.	195,500	2,985
*	SYNNEX Corp.	113,274	2,968
*	Western Digital Corp.	115,000	2,958
*	Manhattan Associates Inc.	79,200	2,620

15

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	MAXIMUS Inc.	74,940	2,615
	Solera Holdings Inc.	44,880	2,266
	Cognex Corp.	79,200	2,147
*	Netgear Inc.	81,106	2,100
*	Teradyne Inc.	186,917	2,058
*	Ultratech Inc.	115,400	1,979
*	Anadigics Inc.	856,400	1,850
*	Powerwave
	Technologies Inc.	1,028,751	1,770
*	Formfactor Inc.	267,200	1,665
*	Electronics for Imaging Inc.	122,300	1,647
*	Mentor Graphics Corp.	150,000	1,443
	NIC Inc.	115,750	1,325
*	CommVault Systems Inc.	33,900	1,256
*	Brightpoint Inc.	105,000	967
*,^	Power-One Inc.	205,630	925
*	Kemet Corp.	125,850	900
*	Ceva Inc.	34,800	846
*	Ciena Corp.	75,000	840
*	Flextronics International Ltd.	134,670	758
	MKS Instruments Inc.	34,400	747
	Blackbaud Inc.	30,300	675
*	Photronics Inc.	135,200	673
*	Newport Corp.	60,000	649
*	Veeco Instruments Inc.	25,000	610
*	Rogers Corp.	15,400	603
*	Liquidity Services Inc.	18,600	597
			422,142
Materials (5.8%)
	Eastman Chemical Co.	336,718	23,075
	CF Industries Holdings Inc.	184,400	22,753
	Domtar Corp.	327,425	22,321
*	Rockwood Holdings Inc.	527,010	17,755
	Innophos Holdings Inc.	162,985	6,498
*	Hecla Mining Co.	1,024,400	5,491
	Buckeye Technologies Inc.	209,308	5,046
*	Graphic Packaging
	Holding Co.	1,327,019	4,578
*	Century Aluminum Co.	501,000	4,479
	Westlake Chemical Corp.	127,386	4,367
	Cytec Industries Inc.	122,900	4,319
*	WR Grace & Co.	119,900	3,993
*	Noranda Aluminum
	Holding Corp.	366,600	3,061
	Ashland Inc.	67,100	2,962
*	Ferro Corp.	437,000	2,687
*	Coeur d’Alene Mines Corp.	115,000	2,466
	International Flavors
	& Fragrances Inc.	39,950	2,246
*	KapStone Paper and
	Packaging Corp.	161,600	2,245
	Aptargroup Inc.	48,200	2,153
*	OM Group Inc.	73,700	1,914
*	Georgia Gulf Corp.	134,900	1,866
*	Innospec Inc.	76,300	1,847
	Haynes International Inc.	37,900	1,647

			Market
			Value
		Shares	($000)
	Schweitzer-Mauduit
	International Inc.	27,589	1,541
	Neenah Paper Inc.	93,600	1,327
	PolyOne Corp.	119,150	1,276
*	Solutia Inc.	96,600	1,241
*	Mercer International Inc.	157,900	1,074
*	TPC Group Inc.	48,050	965
*	LSB Industries Inc.	28,200	808
	NewMarket Corp.	5,222	793
	Cabot Corp.	31,457	779
	Albemarle Corp.	14,600	590
			160,163
Telecommunication Services (0.9%)
*	MetroPCS
	Communications Inc.	1,820,087	15,853
*	Vonage Holdings Corp.	2,118,880	5,509
	Consolidated
	Communications
	Holdings Inc.	172,374	3,111
^	Alaska Communications
	Systems Group Inc.	164,604	1,080
			25,553
Utilities (6.5%)
	CMS Energy Corp.	1,387,062	27,450
	Pepco Holdings Inc.	1,048,100	19,830
	Atmos Energy Corp.	483,211	15,680
	CenterPoint Energy Inc.	791,100	15,521
	Portland General
	Electric Co.	554,800	13,143
	Northeast Utilities	367,720	12,374
	DTE Energy Co.	218,550	10,713
	Southwest Gas Corp.	271,640	9,825
	El Paso Electric Co.	296,600	9,518
	TECO Energy Inc.	485,500	8,317
	Alliant Energy Corp.	203,360	7,866
	Oneok Inc.	92,345	6,099
	PNM Resources Inc.	268,235	4,407
	NSTAR	81,255	3,641
	Unisource Energy Corp.	96,700	3,490
	NorthWestern Corp.	88,397	2,823
	WGL Holdings Inc.	44,671	1,745
	Nicor Inc.	31,150	1,714
	Vectren Corp.	39,700	1,075
	Laclede Group Inc.	27,600	1,070
	MGE Energy Inc.	25,000	1,017
	ITC Holdings Corp.	7,800	604
			177,922
Total Common Stocks
(Cost $2,732,320)			2,733,736

16

Strategic Equity Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investments (1.1%)[1]
Money Market Fund (1.0%)
[2,3] Vanguard Market
Liquidity Fund,
0.144%	28,441,695	28,442

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Fannie Mae
Discount Notes,
0.080%, 10/19/11	400	400
[4,5] Fannie Mae
Discount Notes,
0.050%, 12/12/11	650	649
[4,5] Federal Home Loan
Bank Discount Notes,
0.100%, 10/11/11	2,000	2,000
		3,049
Total Temporary Cash Investments
(Cost $31,492)		31,491
Total Investments (100.3%)
(Cost $2,763,812)		2,765,227
Other Assets and Liabilities (-0.3%)
Other Assets		20,269
Liabilities[3]		(29,038)
		(8,769)
Net Assets (100%)
Applicable to 169,139,780 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,756,458
Net Asset Value Per Share		$16.30

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	4,023,410
Undistributed Net Investment Income	12,963
Accumulated Net Realized Losses	(1,279,858)
Unrealized Appreciation (Depreciation)
Investment Securities	1,415
Futures Contracts	(1,472)
Net Assets	2,756,458

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $4,443,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.4%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $4,910,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $3,049,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Equity Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Dividends	45,124
Interest[1]	57
Security Lending	1,863
Total Income	47,044
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,256
Management and Administrative	8,070
Marketing and Distribution	682
Custodian Fees	60
Auditing Fees	28
Shareholders’ Reports	55
Trustees’ Fees and Expenses	5
Total Expenses	10,156
Net Investment Income	36,888
Realized Net Gain (Loss)
Investment Securities Sold	518,415
Futures Contracts	3,265
Realized Net Gain (Loss)	521,680
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(472,323)
Futures Contracts	(2,030)
Change in Unrealized Appreciation (Depreciation)	(474,353)
Net Increase (Decrease) in Net Assets Resulting from Operations	84,215
1 Interest income from an affiliated company of the fund was $51,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,888	44,404
Realized Net Gain (Loss)	521,680	138,850
Change in Unrealized Appreciation (Depreciation)	(474,353)	236,245
Net Increase (Decrease) in Net Assets Resulting from Operations	84,215	419,499
Distributions
Net Investment Income	(41,795)	(44,385)
Realized Capital Gain	—	—
Total Distributions	(41,795)	(44,385)
Capital Share Transactions
Issued	421,286	265,701
Issued in Lieu of Cash Distributions	39,080	41,702
Redeemed	(849,470)	(1,128,109)
Net Increase (Decrease) from Capital Share Transactions	(389,104)	(820,706)
Total Increase (Decrease)	(346,684)	(445,592)
Net Assets
Beginning of Period	3,103,142	3,548,734
End of Period[1]	2,756,458	3,103,142
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $12,963,000 and $17,870,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$16.30	$14.52	$16.42	$24.94	$23.07
Investment Operations
Net Investment Income	.210	.221	.184	.240	.270
Net Realized and Unrealized Gain (Loss)
on Investments	.017	1.759	(1.843)	(6.090)	2.840
Total from Investment Operations	.227	1.980	(1.659)	(5.850)	3.110
Distributions
Dividends from Net Investment Income	(.227)	(.200)	(.241)	(.240)	(.260)
Distributions from Realized Capital Gains	—	—	—	(2.430)	(.980)
Total Distributions	(.227)	(.200)	(.241)	(2.670)	(1.240)
Net Asset Value, End of Period	$16.30	$16.30	$14.52	$16.42	$24.94

Total Return[1]	1.23%	13.71%	-9.66%	-25.37%	13.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,756	$3,103	$3,549	$4,822	$7,699
Ratio of Total Expenses to
Average Net Assets	0.30%	0.30%	0.30%	0.25%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.09%	1.37%	1.47%	1.09%	1.03%
Portfolio Turnover Rate	73%	60%	60%	79%	75%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

21

Strategic Equity Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2011, the fund had contributed capital of $516,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,733,736	—	—
Temporary Cash Investments	28,442	3,049	—
Futures Contracts—Assets[1]	6	—	—
Futures Contracts—Liabilities[1]	(527)	—	—
Total	2,761,657	3,049	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	December 2011	240	15,396	(1,140)
E-mini S&P MidCap 400 Index	December 2011	70	5,452	(332)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are

22

Strategic Equity Fund

recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2011, the fund had $21,096,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,281,317,000 to offset future net capital gains of $236,621,000 through September 30, 2017, and $1,044,696,000 through September 30, 2018.

At September 30, 2011, the cost of investment securities for tax purposes was $2,763,824,000. Net unrealized appreciation of investment securities for tax purposes was $1,403,000, consisting of unrealized gains of $343,556,000 on securities that had risen in value since their purchase and $342,153,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2011, the fund purchased $2,459,457,000 of investment securities and sold $2,846,505,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	21,858	16,900
Issued in Lieu of Cash Distributions	2,125	2,690
Redeemed	(45,260)	(73,654)
Net Increase (Decrease) in Shares Outstanding	(21,277)	(54,064)

H. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 15, 2011

Special 2011 tax information (unaudited) for Vanguard Strategic Equity Fund

This information for the fiscal year ended September 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $41,795,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Equity Fund
Periods Ended September 30, 2011
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	1.23%	-2.46%	5.86%
Returns After Taxes on Distributions	1.05	-3.17	5.14
Returns After Taxes on Distributions and Sale of Fund Shares	1.10	-2.09	5.02

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended September 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	3/31/2011	9/30/2011	Period
Based on Actual Fund Return	$1,000.00	$803.75	$1.36
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.56	1.52

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds; excluding inflation for inflation-protected securities), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1140 112011

Annual Report | September 30, 2011

Vanguard Capital Opportunity Fund

> Vanguard Capital Opportunity Fund returned about –4% for the 2011 fiscal year, trailing the results of its comparative standards.

> Disappointing results in information technology, the fund’s largest sector, contributed to the loss for the year.

> For the decade ended September 30, 2011, the fund remained well ahead of its peer-group average, and in line with the returns of its benchmark index.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.)

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2011

Total
Returns
Vanguard Capital Opportunity Fund
Investor Shares	-4.45%
Admiral™ Shares	-4.39
Russell Midcap Growth Index	0.80
Multi-Cap Growth Funds Average	-1.49
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2010 , Through September 30, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$29.59	$28.17	$0.121	$0.000
Admiral Shares	68.38	65.10	0.322	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Capital Opportunity Fund, like the broad U.S. stock market, had solid results in the first half of the fiscal year but then retreated in the second half amid intensifying concerns about the economic outlook, both domestically and internationally.

For the 12 months ended September 30, 2011, the fund returned –4.45% for Investor Shares and –4.39% for Admiral Shares. The fund’s return lagged both the performance of its benchmark index, the Russell Midcap Growth Index, and the average return for multi-capitalization growth funds.

Your fund has certain characteristics—including concentration in information technology and health care stocks—that differ markedly from those of its benchmark and some of its peer funds. This can make short-term performance comparisons less meaningful.

Over the long term, Capital Opportunity’s concentrated approach has served shareholders well. But in the 2011 fiscal year, the sizable investment in technology hindered the fund’s performance. Accounting for more than a third of the fund’s assets, on average, tech stocks had started the year off with impressive gains amid optimism that business investment was set to pick up. The stocks surrendered all those gains and more in the second half of the year, as economic indicators turned negative.

2

Gains in the health care sector, the fund’s second-largest, couldn’t close the gap. Heath care stocks were a mirror image of their technology counterparts. After a weak start, they climbed in the second half of the year, benefiting from the perception that health care demand is relatively insulated from changes in the broader economy.

Please note that our preliminary estimates suggest that the fund will distribute capital gains of roughly $1.44 per Investor Share and $3.32 per Admiral Share in December 2011. If you hold fund shares in a taxable account, you may wish to review the table of after-tax returns, based on the highest federal income tax bracket, that appears later in this report.

A swift change in sentiment weighed on stock prices
Global stock markets rallied through the first half of the fiscal year as corporate earnings surged and the economic recovery seemed to be gathering steam. In the second half, as I noted earlier, stock prices for many companies tumbled as economic indicators took a turn for the worse and U.S. and European policy-making strife dominated the headlines. (Standard & Poor’s, the ratings agency, downgraded the U.S. credit rating, in large part because of the political gridlock on display during the debt-ceiling debate. Vanguard’s confidence in the “full faith and credit” of the U.S. Treasury remains unshaken.)

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.91%	1.61%	-0.91%
Russell 2000 Index (Small-caps)	-3.53	-0.37	-1.02
Dow Jones U.S. Total Stock Market Index	0.31	1.75	-0.57
MSCI All Country World Index ex USA (International)	-10.81	0.52	-1.57

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.26%	7.97%	6.53%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.88	8.08	5.01
Citigroup Three-Month U.S. Treasury Bill Index	0.11	0.19	1.61

CPI
Consumer Price Index	3.87%	1.22%	2.26%

3

The U.S. stock market’s second-half weakness offset its first-half strength. The broad market returned 0.31% for the full 12 months. International stocks, which gained less at the start of the year and lost more at the end, returned –10.81% in U.S. dollars.

Bond prices rallied as optimism faded
The stock market’s pattern of strength and weakness was inverted in the bond market. Early in the year, bond prices retreated, consistent with investor optimism about economic growth. Later in the year, as optimism gave way to anxiety, bond prices surged, driving yields to remarkable lows. At the end of September, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 1.93%. Bond indexes recorded impressive returns, though it’s worth noting that shrinking yields imply lower returns on prospective investments.

The yields of money market instruments hovered near zero, as they have since December 2008, when the Federal Reserve cut its target for short-term interest rates to between 0% and 0.25%. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Amid short-term disappointment, long-term optimism endures
As I discussed, Vanguard Capital Opportunity Fund is heavily invested in the technology sector. That’s because

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Capital Opportunity Fund	0.48%	0.41%	1.45%

The fund expense ratios shown are from the prospectus dated January 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the fund’s expense ratios were 0.48% for Investor Shares and 0.41% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Multi-Cap Growth Funds.

4

PRIMECAP Management Company, your fund’s advisor, anticipates exceptional long-term growth in demand for information technology.

The advisor has picked stocks of companies it believes are well-positioned to capitalize on that long-term growth.

In the past fiscal year, however, several of those companies stumbled because they were perceived as suffering, at least in the near term, from changing consumer tastes in smartphones and tablet computers. Still, as you can read in the Advisor’s Report following this letter, PRIMECAP Management remains optimistic about the prospects for tech firms, including the potential for expansion in emerging markets.

Concentration in the health care sector is another hallmark of your fund. As with technology, this focus reflects the advisor’s anticipation of long-term growth, to be based on growing global demand for new medications and medical devices fueled by aging populations in many countries. In this period, some of the fund’s long-held health care stocks enjoyed strong gains thanks to progress for important new therapies. Health care stocks also benefited as anxious investors sought refuge from more economically sensitive sectors.

Ten-year performance remained ahead of peers
As you can see from the past year’s record, the advisor’s practice of concentrating investments can lead

Total Returns
Ten Years Ended September 30, 2011
Average
Annual Return
Capital Opportunity Fund Investor Shares	6.59%
Russell Midcap Growth Index	6.70
Multi-Cap Growth Funds Average	3.08
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

to significant ups and downs. Over the long term, we believe shareholders will be rewarded by this approach.

Our expectation was validated to an extent by the fund’s performance during the past decade, a period marked by challenges that included the financial crisis of 2008. Despite the difficulties, the advisor’s bottom-up research and disciplined approach to investing helped to deliver gains for shareholders. For the ten years ended September 30, 2011, Vanguard Capital Opportunity Fund generated annualized returns that were more than double the average for competing funds. Its ten-year returns were a bit behind those of its benchmark.

PRIMECAP Management seeks to identify reasonably priced stocks of companies that appear to have strong growth prospects. Once the fund managers find a stock they consider promising, they tend to invest with patience and conviction, which is reflected in the fund’s longstanding concentration in the technology and health care sectors.

In addition to the advisor’s stewardship, fund shareholders have benefited from relatively low investment expenses. Keeping costs low, of course, helps shareholders keep more of their returns.

A fund built on shared faith in long-term investing
Philosophically, Vanguard and PRIMECAP Management Company share a commitment to long-term investing. As individuals, it’s not always easy for us to keep a long-term perspective in the face of day-to-day events that seem dramatic. Toward the end of the fiscal year, some of the anxiety of 2008 returned to the markets, with dire headlines about debt troubles in Europe and stubbornly high unemployment in the United States.

Feeling strong emotions—anxiety, confusion, and frustration—in the face of these events is natural. Still, our experience with tough situations tells us that the best course for most investors is to stick with a sensible, long-term asset allocation that’s in keeping with their personal goals and their tolerance for risk.

Vanguard Capital Opportunity Fund can play an important role in such a portfolio. The advisor’s patient and disciplined approach can help you stay the course and reach your investment goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 17, 2011

6

Advisor’s Report

For the fiscal year ended September 30, 2011, Vanguard Capital Opportunity Fund returned –4.45% for Investor Shares and –4.39% for Admiral Shares, well below the 0.80% gain of the unmanaged Russell

Midcap Growth Index and the –1.49% average return of multi-cap growth fund competitors. We are disappointed with these results.

Investment environment
Led by energy, materials, and industrial stocks, the Russell Midcap Growth Index gained more than 22% in the first half of the fiscal year. By midyear, however, confidence in the U.S. economic recovery began to falter, and concern regarding the European sovereign-debt crisis and its potential ramifications for the global financial system weighed on financial markets. In response, stock prices fell precipitously in the last fiscal quarter, reversing nearly all of the earlier gains.

The U.S. economy’s recovery from the recession has unquestionably slowed, as evidenced by moderating growth in GDP and consumer spending. Unemployment remains stubbornly high, and the housing market has failed to show any meaningful improvement. Despite these unsettling developments, industrial production continues to grow, and corporations are generating profit margins and returns on capital well above historical averages.

Management of the fund
Despite the subpar results for this past fiscal year, our investment approach remains consistent. We rely on fundamental research to identify companies whose revenues and earnings will, in our opinion, grow more rapidly over a three-tofive-year time frame than current valuations might suggest. We seek to capitalize on situations in which the fundamental value of a company significantly exceeds its current market value.

This investment strategy has led us to build and maintain significant investments in health care and information technology companies that we believe offer the potential for higher returns than the overall market will produce. These two sectors account for more than 60% of the fund’s holdings (versus about 35% for the Russell Midcap Growth Index). Nine of the fund’s ten largest holdings are health care or information technology stocks.

Technology
Our holdings in the information technology sector hurt the fund’s results. Research In Motion (–58.3%), Cree (–52.2%), Hewlett-Packard (–46.0%), and Corning (–31.7%) were among the biggest decliners. Research In Motion suffered from concerns over its loss of market share in U.S. smartphones and delays in the development of its next-generation QNX operating system. Notwithstanding the company’s struggles in the United States, we believe there is significant value in the stock at current levels, given the recurring nature of the company’s services revenue and its strong position in rapidly growing markets in Latin America and Asia. Cree was hurt by worries about

7

slowing demand for its LED lights, used in video screens, lighting systems, and other products.

Hewlett-Packard suffered as investors questioned the scale and timing of several strategic decisions announced by manage-ment, including a large acquisition, the potential spin-off of the company’s personal computer business, and its exit from the tablet computer market just months after the launch of its first tablet. In September, the company appointed a new chief executive officer, its fourth in six years. Corning, the leading manufacturer of display glass used in flat-screen televisions, lowered its sales forecast as its largest customers reduced production in anticipation of weaker consumer demand during the upcoming holiday season.

We remain enthusiastic about investment opportunities in the information technology sector. The explosive growth in smart-phones and tablet computers, the emergence of “the cloud” as the new data center, and the popularity of social networks are spawning entirely new business opportunities and driving higher demand for semiconductors, computer hardware, and storage. In addition, as wireless networks evolve to support higher data transmission capacity and faster speeds, the use of mobile platforms for search, advertising, and commerce is increasing. Some of the largest holdings in the portfolio, such as Google, Texas Instruments, and Microsoft, are well-positioned to capitalize on these trends. These companies are also trading at attractive valuations and have strong balance sheets.

Health care
The fund’s health care stocks boosted overall performance, with Biogen Idec (+66.0%), BioMarin Pharmaceutical (+42.6%), and Roche Holding AG (+23.7%) among the biggest gainers. Biogen Idec reported favorable results from studies of its new oral drug to treat multiple sclerosis, while Roche received regulatory approval for new drugs to treat melanoma and lung cancer. Dendreon (–78.1%) was the biggest decliner among the fund’s health care holdings. In August, the company lowered sales expectations for Provenge, its treatment for prostate cancer.

We built considerable positions in large pharmaceutical, biotechnology, and medical device companies based on the view that growth in revenues and earnings derived from new products, an aging global population, and growing demand in emerging markets would more than offset any loss in earnings from patent expirations. Following a period of considerable political and regulatory challenges, we are encouraged by the uptick in new drug approvals by the U.S.

Food and Drug Administration in the past year. We continue to believe that the pharmaceutical, biotechnology, and medical device products currently in development represent real advances in the treatment of diseases such as Alzheimer’s, diabetes, and cancer.

8

The aging of populations in the United States, Europe, and Japan, along with rising standards of living in developing markets such as China and India, should lead to greater demand for health care products.

Financials
In performance relative to the benchmark, the fund benefited from having minimal exposure to the financial sector. This was the worst-performing sector in the S&P 500 Index by a considerable margin. In general, we continue to view the outlook for financial stocks as negative. Prior to the recent financial crisis, banks had enjoyed 15 years of above-average profitability. In our opinion, the combination of increased regulatory and compliance costs, higher capital requirements, and a reassessment of credit risk will constrain banks’ earnings going forward.

Outlook
As we enter fiscal year 2012, U.S. equities look attractive in our judgment, particularly in light of the significant decline in stock prices in the last fiscal quarter. In the sectors that have the largest portfolio weightings, especially information technology and health care, we find the valuations compelling. Moreover, many of the fund’s holdings in these sectors have very strong balance sheets and generate significant free cash flow.

Over the last decade, the greatest returns among U.S. stocks were concentrated in the energy and materials sectors. Driven by rapidly growing demand from China, India, Brazil, and other emerging economies, prices for commodities such as oil, copper, and corn have soared, generating large profits and high valuations for companies in these sectors. In our opinion, and contrary to conventional wisdom, this trend is unsustainable.

Conversely, the information technology and health care sectors have endured a decade of shrinking valuation measures, such as price-to-earnings ratios, as investors questioned the long-term growth prospects and earnings potential of companies in these sectors. As noted, we believe the fundamental outlook for many companies in both sectors is promising. We also think our investment case is supported by compelling valuations and very strong balance sheets.

Over the history of the Capital Opportunity Fund, we have tended to find the greatest opportunities in downtrodden stocks and sectors where others often have perceived the greatest risks. Similarly, we frequently consider the risks to be greatest in stocks and sectors that are viewed most favorably by the consensus. We believe this approach has been a key driver of the fund’s long-term results.

PRIMECAP Management Company
October 12, 2011

9

Capital Opportunity Fund

Fund Profile
As of September 30, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VHCOX	VHCAX
Expense Ratio[1]	0.48%	0.41%
30-Day SEC Yield	0.74%	0.81%

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	120	465	3,717
Median Market Cap	$14.3B	$6.8B	$28.7B
Price/Earnings Ratio	14.3x	17.9x	13.6x
Price/Book Ratio	2.1x	3.2x	1.9x
Return on Equity	18.5%	18.5%	19.1%
Earnings Growth Rate	9.4%	10.4%	7.3%
Dividend Yield	1.3%	1.1%	2.2%
Foreign Holdings	12.7%	0.0%	0.0%
Turnover Rate	9%	—	—
Short-Term Reserves	3.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	10.6%	20.4%	12.2%
Consumer Staples	0.0	6.7	11.0
Energy	4.7	9.0	10.3
Financials	1.4	6.7	14.3
Health Care	30.2	14.3	11.7
Industrials	12.8	14.2	10.6
Information
Technology	36.3	18.6	19.4
Materials	2.4	8.2	4.0
Telecommunication
Services	0.4	1.6	2.8
Utilities	1.2	0.3	3.7

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	Index
R-Squared	0.96	0.93
Beta	0.97	1.08

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Biogen Idec Inc.	Biotechnology	5.7%
Amgen Inc.	Biotechnology	4.8
Eli Lilly & Co.	Pharmaceuticals	4.1
Roche Holding AG	Pharmaceuticals	3.8
Altera Corp.	Semiconductors	3.4
FedEx Corp.	Air Freight &
	Logistics	2.8
Medtronic Inc.	Health Care
	Equipment	2.6
Novartis AG ADR	Pharmaceuticals	2.6
Symantec Corp.	Systems Software	2.5
Google Inc. Class A	Internet Software &
	Services	2.4
Top Ten		34.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the expense ratios were 0.48% for Investor Shares and 0.41% for Admiral Shares.

10

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2001, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Capital Opportunity Fund Investor
Shares	-4.45%	0.17%	6.59%	$18,934
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	3.93	14,709
Russell Midcap Growth Index	0.80	1.64	6.70	19,122
Multi-Cap Growth Funds Average	-1.49	-0.17	3.08	13,544
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

11

Capital Opportunity Fund

		Average Annual Total Returns
		Periods Ended September 30, 2011
			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(11/12/2001)	Investment
Capital Opportunity Fund Admiral
Shares	-4.39%	0.25%	5.68%	$86,302
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	3.20	68,246
Russell Midcap Growth Index	0.80	1.64	5.03	81,236
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 30, 2001, Through September 30, 2011

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

12

Capital Opportunity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.3%)
Consumer Discretionary (10.3%)
*	DIRECTVClass A	3,096,576	130,830
*,1	AscenaRetail Group Inc.	4,146,500	112,246
*	CarMax Inc.	4,346,797	103,671
	TJX Cos. Inc.	1,500,000	83,205
*	Bed Bath & Beyond Inc.	1,415,700	81,134
	Whirlpool Corp.	1,133,800	56,588
	Carnival Corp.	1,709,600	51,801
	Gentex Corp.	1,222,300	29,396
*	Amazon.com Inc.	54,700	11,828
	Nordstrom Inc.	200,000	9,136
*	Quiksilver Inc.	2,624,100	8,004
	Lowe’s Cos. Inc.	400,000	7,736
1	Strattec Security Corp.	212,193	5,088
*	DreamWorks Animation
	SKG Inc. Class A	155,000	2,818
	Limited Brands Inc.	63,881	2,460
*,^	Tesla Motors Inc.	23,000	561
*,^	Dunkin’ Brands Group Inc.	16,300	452
*	Warnaco Group Inc.	3,390	156
			697,110
Consumer Staples (0.0%)
	CVS Caremark Corp.	11,000	369

Energy (4.5%)
	Oceaneering
	International Inc.	1,972,000	69,690
	Noble Energy Inc.	931,700	65,964
	National Oilwell Varco
	Inc.	1,036,000	53,064
*	McDermott International
	Inc.	2,800,000	30,128
	Cabot Oil & Gas Corp.	460,000	28,478
	ConocoPhillips	300,000	18,996
*	Southwestern Energy Co.	360,000	11,999
	Range Resources Corp.	200,000	11,692
	Ensco plc ADR	193,340	7,817

			Market
			Value
		Shares	($000)
	Transocean Ltd.	100,000	4,774
*	ExterranHoldings Inc.	230,000	2,236
	Hess Corp.	30,000	1,574
			306,412
Financials (1.4%)
	CharlesSchwab Corp.	6,024,000	67,891
	ChubbCorp.	390,000	23,396
			91,287
Health Care (29.4%)
*	Biogen Idec Inc.	4,133,300	385,017
	Amgen Inc.	5,843,200	321,084
	Eli Lilly & Co.	7,514,700	277,818
	Roche Holding AG	1,568,400	253,316
	Medtronic Inc.	5,326,800	177,063
	Novartis AG ADR	3,095,000	172,608
*	BioMarin Pharmaceutical
	Inc.	4,963,400	158,184
*	Life Technologies Corp.	2,246,645	86,339
*	Boston Scientific Corp.	8,046,000	47,552
*	Dendreon Corp.	4,478,500	40,306
*	Edwards Lifesciences
	Corp.	300,000	21,384
*	Illumina Inc.	452,500	18,516
*	Pharmacyclics Inc.	1,103,724	13,057
*	Waters Corp.	79,000	5,964
*	AffymetrixInc.	800,000	3,920
*	CharlesRiver Laboratories
	International Inc.	70,000	2,003
*	Cerner Corp.	24,000	1,644
*	InterMune Inc.	46,000	929
	PerkinElmer Inc.	4,000	77
			1,986,781
Industrials (12.5%)
	FedEx Corp.	2,818,650	190,766
*,1	Thomas & Betts Corp.	2,900,000	115,739
	Rockwell Automation Inc.	1,755,700	98,319
	Southwest Airlines Co.	9,919,100	79,750
	Pall Corp.	1,320,000	55,968

13

Capital Opportunity Fund

			Market
			Value
		Shares	($000)
^	Ritchie Bros Auctioneers
	Inc.	2,584,600	52,183
	CHRobinson Worldwide
	Inc.	735,000	50,325
*	Babcock & Wilcox Co.	1,800,000	35,190
*,^	AMRCorp.	8,891,200	26,318
	Union Pacific Corp.	307,000	25,073
*	JetBlue Airways Corp.	5,940,150	24,355
*	AECOM Technology
	Corp.	1,190,000	21,027
	ExpeditorsInternational
	of Washington Inc.	495,000	20,072
	European Aeronautic
	Defence and Space
	Co. NV	535,050	15,040
	SPXCorp.	275,000	12,460
*	Jacobs Engineering
	Group Inc.	325,000	10,494
	ChicagoBridge & Iron Co.	365,700	10,470
*	US Airways Group Inc.	57,000	314
			843,863
Information Technology (35.3%)
	Altera Corp.	7,356,200	231,941
*	Symantec Corp.	10,219,200	166,573
*	Google Inc. Class A	313,405	161,209
*	Electronic Arts Inc.	7,415,900	151,655
	ASML Holding NV	4,383,456	151,405
*	Research In Motion Ltd.	7,108,700	144,307
*	NVIDIA Corp.	8,753,500	109,419
	Corning Inc.	8,505,000	105,122
*	Cree Inc.	4,024,900	104,567
	Texas Instruments Inc.	3,741,600	99,714
	Microsoft Corp.	4,000,000	99,560
*	Trimble Navigation Ltd.	2,918,800	97,926
*	Rambus Inc.	5,120,000	71,680
*	Adobe Systems Inc.	2,700,000	65,259
*	NeuStar Inc. Class A	2,528,500	63,566
*	Flextronics International
	Ltd.	10,396,700	58,533
*	SanDisk Corp.	1,374,948	55,479
*	EMCCorp.	2,550,000	53,524
*,1	Formfactor Inc.	5,756,700	35,864
	Plantronics Inc.	1,150,000	32,718
*,1	Descartes Systems
	Group Inc.	4,645,000	28,892
	Hewlett-Packard Co.	1,250,000	28,063
	Visa Inc. Class A	326,930	28,024
*	Micron Technology Inc.	5,550,000	27,972
	QUALCOMM Inc.	556,200	27,048
*	Motorola Mobility
	Holdings Inc.	600,000	22,668
*	Smart Technologies Inc.
	Class A	4,672,304	19,624

			Market
			Value
		Shares	($000)
*	Intuit Inc.	375,000	17,790
	Motorola Solutions Inc.	375,000	15,713
*	Entegris Inc.	2,019,231	12,883
*	Nuance Communications
	Inc.	625,000	12,725
*	FEI Co.	345,000	10,336
*	Cymer Inc.	250,000	9,295
*	Apple Inc.	24,000	9,148
*	Rovi Corp.	200,000	8,596
	Xilinx Inc.	300,000	8,232
*	Ciena Corp.	607,142	6,800
	Analog Devices Inc.	200,000	6,250
*	Brocade Communications
	Systems Inc.	1,250,000	5,400
	Jabil Circuit Inc.	300,000	5,337
	Accenture plc Class A	95,700	5,041
	KLA-Tencor Corp.	130,000	4,976
*	Citrix Systems Inc.	50,000	2,727
*	NetApp Inc.	50,000	1,697
	Mastercard Inc. Class A	3,100	983
*	AvidTechnology Inc.	10,000	77
			2,386,318
Materials (2.3%)
	Monsanto Co.	2,639,986	158,505

Telecommunication Services (0.4%)
*	Sprint Nextel Corp.	7,814,700	23,757

Utilities (1.2%)
*	AES Corp.	4,688,425	45,759
	Public Service Enterprise
	Group Inc.	1,005,600	33,557
			79,316
Total Common Stocks
(Cost $5,605,153)			6,573,718
Temporary Cash Investment (3.6%)
Money Market Fund (3.6%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.144%
	(Cost $243,819)	243,819,200	243,819
Total Investments (100.9%)
(Cost $5,848,972)			6,817,537
Other Assets and Liabilities (-0.9%)
Other Assets			11,689
Liabilities[3]			(74,535)
			(62,846)
Net Assets (100%)			6,754,691

14

Capital Opportunity Fund

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	5,423,383
Undistributed Net Investment Income	18,113
Accumulated Net Realized Gains	344,412
Unrealized Appreciation (Depreciation)
Investment Securities	968,565
Foreign Currencies	218
Net Assets	6,754,691

Investor Shares—Net Assets
Applicable to 85,632,934 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,412,433
Net Asset Value Per Share—
Investor Shares	$28.17

Admiral Shares—Net Assets
Applicable to 66,698,037 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,342,258
Net Asset Value Per Share—
Admiral Shares	$65.10

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $32,361,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $34,425,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Capital Opportunity Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Dividends[1,2]	76,781
Interest[2]	390
Security Lending	720
Total Income	77,891
Expenses
Investment Advisory Fees—Note B	21,865
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,028
Management and Administrative—Admiral Shares	6,821
Marketing and Distribution—Investor Shares	668
Marketing and Distribution—Admiral Shares	930
Custodian Fees	143
Auditing Fees	26
Shareholders’ Reports—Investor Shares	64
Shareholders’ Reports—Admiral Shares	24
Trustees’ Fees and Expenses	16
Total Expenses	36,585
Net Investment Income	41,306
Realized Net Gain (Loss)
Investment Securities Sold[2]	507,631
Foreign Currencies	(162)
Realized Net Gain (Loss)	507,469
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(779,316)
Foreign Currencies	109
Change in Unrealized Appreciation (Depreciation)	(779,207)
Net Increase (Decrease) in Net Assets Resulting from Operations	(230,432)

1 Dividends are net of foreign withholding taxes of $3,530,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $278,000, $390,000, and $13,625,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Opportunity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	41,306	32,364
Realized Net Gain (Loss)	507,469	221,849
Change in Unrealized Appreciation (Depreciation)	(779,207)	287,744
Net Increase (Decrease) in Net Assets Resulting from Operations	(230,432)	541,957
Distributions
Net Investment Income
Investor Shares	(11,536)	(13,472)
Admiral Shares	(22,920)	(16,758)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(34,456)	(30,230)
Capital Share Transactions
Investor Shares	(1,228,183)	(485,711)
Admiral Shares	349,482	31,018
Net Increase (Decrease) from Capital Share Transactions	(878,701)	(454,693)
Total Increase (Decrease)	(1,143,589)	57,034
Net Assets
Beginning of Period	7,898,280	7,841,246
End of Period[1]	6,754,691	7,898,280
1 Net Assets—End of Period includes undistributed net investment income of $18,113,000 and $13,589,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Opportunity Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$29.59	$27.71	$29.41	$42.70	$36.11
Investment Operations
Net Investment Income	.151	.106	.121	.254[1]	.070
Net Realized and Unrealized Gain (Loss)
on Investments	(1.450)	1.871	.355	(9.884)	8.447
Total from Investment Operations	(1.299)	1.977	.476	(9.630)	8.517
Distributions
Dividends from Net Investment Income	(.121)	(.097)	(.114)	(.218)	(.070)
Distributions from Realized Capital Gains	—	—	(2.062)	(3.442)	(1.857)
Total Distributions	(.121)	(.097)	(2.176)	(3.660)	(1.927)
Net Asset Value, End of Period	$28.17	$29.59	$27.71	$29.41	$42.70

Total Return[2]	-4.45%	7.14%	4.41%	-24.13%	24.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,412	$3,675	$3,903	$3,851	$5,415
Ratio of Total Expenses to
Average Net Assets	0.48%	0.48%	0.50%	0.45%	0.45%
Ratio of Net Investment Income to
Average Net Assets	0.45%	0.36%	0.50%	0.67%[1]	0.18%
Portfolio Turnover Rate	9%	8%	12%	13%	14%

1 Net investment income per share and the ratio of net investment income to average net assets include $.125 and 0.33%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Capital Opportunity Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$68.38	$64.04	$68.00	$98.71	$83.49
Investment Operations
Net Investment Income	.400	.298	.329	.664[1]	.240
Net Realized and Unrealized Gain (Loss)
on Investments	(3.358)	4.315	.811	(22.845)	19.508
Total from Investment Operations	(2.958)	4.613	1.140	(22.181)	19.748
Distributions
Dividends from Net Investment Income	(.322)	(.273)	(.339)	(.577)	(.238)
Distributions from Realized Capital Gains	—	—	(4.761)	(7.952)	(4.290)
Total Distributions	(.322)	(.273)	(5.100)	(8.529)	(4.528)
Net Asset Value, End of Period	$65.10	$68.38	$64.04	$68.00	$98.71

Total Return[2]	-4.39%	7.21%	4.52%	-24.05%	24.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,342	$4,223	$3,938	$3,787	$4,760
Ratio of Total Expenses to
Average Net Assets	0.41%	0.41%	0.41%	0.36%	0.37%
Ratio of Net Investment Income to
Average Net Assets	0.52%	0.43%	0.59%	0.76%[1]	0.26%
Portfolio Turnover Rate	9%	8%	12%	13%	14%

1 Net investment income per share and the ratio of net investment income to average net assets include $.289 and 0.33%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

20

Capital Opportunity Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2011, the investment advisory fee represented an effective annual rate of 0.26% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2011, the fund had contributed capital of $1,226,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.49% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,305,362	268,356	—
Temporary Cash Investments	243,819	—	—
Total	6,549,181	268,356	—

21

Capital Opportunity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2011, the fund realized net foreign currency losses of $162,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,164,000 from undistributed net investment income, and $18,667,000 from accumulated net realized gains, to paid-in capital.

The fund used a capital loss carryforward of $146,093,000 to offset taxable capital gains realized during the year ended September 30, 2011, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2011, the fund had $34,116,000 of ordinary income and $342,822,000 of long-term capital gains available for distribution.

At September 30, 2011, the cost of investment securities for tax purposes was $5,848,972,000. Net unrealized appreciation of investment securities for tax purposes was $968,565,000, consisting of unrealized gains of $2,098,977,000 on securities that had risen in value since their purchase and $1,130,412,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2011, the fund purchased $741,108,000 of investment securities and sold $1,613,706,000 of investment securities, other than temporary cash investments.

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30, 2010		Proceeds from		Sept. 30, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Ascena Retail Group Inc.[1]	113,869	—	18,739	—	112,246
Descartes Systems Group Inc.	29,774	—	—	—	28,892
Formfactor Inc.	49,508	—	—	—	35,864
Strattec Security Corp.	5,337	—	42	278	5,088
Thomas & Betts Corp.	127,162	—	8,736	—	115,739
	325,650			278	297,829
1 In January 2011, Dress Barn Inc. changed its name to Ascena Retail Group Inc.

22

Capital Opportunity Fund

H. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	223,210	6,730	322,612	10,951
Issued in Lieu of Cash Distributions	11,042	334	12,722	435
Redeemed[1]	(1,462,435)	(45,617)	(821,045)	(28,030)
Net Increase (Decrease)—Investor Shares	(1,228,183)	(38,553)	(485,711)	(16,644)
Admiral Shares
Issued	1,053,781	14,293	516,424	7,530
Issued in Lieu of Cash Distributions	20,865	274	15,104	224
Redeemed[1]	(725,164)	(9,629)	(500,510)	(7,493)
Net Increase (Decrease)—Admiral Shares	349,482	4,938	31,018	261
1 Net of redemption fees for fiscal 2011 and 2010 of $356,000 and $653,000, respectively (fund totals).

I. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Capital Opportunity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Opportunity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 15, 2011

Special 2011 tax information (unaudited) for Vanguard Capital Opportunity Fund

This information for the fiscal year ended September 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $34,456,000 of qualified dividend income to shareholders during the fiscal year.

The fund distributed $18,667,000 as capital gains dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Opportunity Fund Investor Shares
Periods Ended September 30, 2011
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-4.45%	0.17%	6.59%
Returns After Taxes on Distributions	-4.50	-0.58	6.15
Returns After Taxes on Distributions and Sale of Fund Shares	-2.80	0.11	5.78

Returns do not reflect the 1% fee on redemptions of shares held for less than one year.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended September 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	3/31/2011	9/30/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$804.86	$2.17
Admiral Shares	1,000.00	805.19	1.86
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.66	$2.43
Admiral Shares	1,000.00	1,023.01	2.08

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.41% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds; excluding inflation for inflation-protected securities), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001. [2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1110 112011

Annual Report | September 30, 2011

Vanguard Global Equity Fund

> Vanguard Global Equity Fund returned –7.31 for the fiscal year ended September 30, 2011, trailing its comparative standards.

> After a strong start to the year, global stock markets retreated, with sharp declines in Europe and emerging markets.

> European stocks were beset by concerns about government debt levels in the Continent’s weaker economies.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
Your Fund’s After-Tax Returns.	31
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2011

Total
Returns
Vanguard Global Equity Fund	-7.31%
MSCI All Country World Index	-6.01
Global Funds Average	-6.68
Global Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2010 , Through September 30, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Equity Fund	$16.74	$15.24	$0.320	$0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Global Equity Fund returned –7.31% for the fiscal year ended September 30, 2011, trailing the return of its benchmark index and the average return of mutual funds in its peer group. The fund’s performance reflected steep market declines in both Europe and emerging markets in the second half of the fiscal year.

If you invest in the fund through a taxable account, you may wish to review the discussion on after-tax returns for investors in the highest tax bracket, which appears later in this report.

A swift change in sentiment weighed on stock prices
Global stock markets rallied through the first half of the fiscal year as corporate earnings surged and the economic recovery seemed to be gathering steam. In the second half, however, stock prices tumbled as economic indicators took a turn for the worse and U.S. and European policymaking strife dominated the headlines. (Standard & Poor’s, the ratings agency, downgraded the U.S. credit rating, in large part because of the political gridlock on display during the debt-ceiling debate. Vanguard’s confidence in the “full faith and credit” of the U.S. Treasury remains unshaken.)

The U.S. stock market’s second-half weakness sapped its first-half strength. The broad market returned 0.31% for the full 12 months. International stocks, which gained less at the start of the year and lost more at the end, returned –10.81% in U.S. dollars.

Bond prices rallied as optimism faded
The stock market’s pattern of strength and weakness was inverted in the bond market. Early in the year, bond prices retreated, consistent with investor optimism about economic growth. Later in the year, as optimism gave way to anxiety, bond prices surged, driving yields to remarkable lows. At the end of September, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 1.93%. Bond indexes recorded impressive returns, though it’s worth noting that shrinking yields imply lower returns on prospective investments.

The yields of money market instruments hovered near zero, as they have since December 2008, when the Federal Reserve cut its target for short-term interest rates to between 0% and 0.25%. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.91%	1.61%	-0.91%
Russell 2000 Index (Small-caps)	-3.53	-0.37	-1.02
Dow Jones U.S. Total Stock Market Index	0.31	1.75	-0.57
MSCI All Country World Index ex USA (International)	-10.81	0.52	-1.57

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.26%	7.97%	6.53%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.88	8.08	5.01
Citigroup Three-Month U.S. Treasury Bill Index	0.11	0.19	1.61

CPI
Consumer Price Index	3.87%	1.22%	2.26%

Global uncertainty triggers declines
As global stock markets retreated in the second half of the year, Vanguard Global Equity Fund sustained slightly larger declines than its benchmark and peer group.

The biggest drag on performance came from European stocks, which accounted for nearly one-quarter of the fund, on average, during the period. Worries about European Union negotiations over the mounting problems in debt-plagued members like Greece cast a long shadow on European stock markets in both nonmember countries such as the United Kingdom and leading members such as France and Germany. The fund’s European holdings in economically sensitive sectors such as materials and consumer discretionary suffered a setback, underperforming their counterparts in the index. The fund also paid a price for poorly performing investments in a handful of European banks, which were hit hard in the second half of the year as the prospect of a Greek default raised the specter of significant losses on sovereign-debt holdings. On balance, however, the fund’s advisors managed to limit the fund’s exposure to Europe’s troubled financial sector.

Emerging markets stocks held up a bit better than those in Europe, but recorded double-digit declines as the struggles in

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Global Equity Fund	0.44%	1.46%

The fund expense ratio shown is from the prospectus dated January 26, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the fund’s expense ratio was 0.54%. The increase from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Global Funds.

Europe and North America threatened the developing world’s big export markets. Although these holdings depressed the fund’s absolute returns, the fund’s holdings held up a bit better than the benchmark’s emerging markets stocks. The fund’s relative strengths were most notable in China, where the benchmark’s stocks returned about –23%, compared with a more moderate return of about –6% for the fund’s Chinese investments.

The fund’s holdings in the U.S. market, which at about 40% of fund assets represented its largest regional exposure, were essentially flat for the year. Success in the consumer staples and health care sectors, which tend to hold up better than the broad market in times of economic deceleration, was offset by weakness in economically sensitive sectors such as information technology, which struggled as the outlook for makers of software and hardware seemed to dim in the face of a weakening global economy.

Long-term performance remains robust
Although the Global Equity Fund did not quite keep pace with its comparative standards over the past year, its long-term record remains strong. The fund’s average annual return of 6.89% over the last ten years outstrips the return of both its peer group and its benchmark index by more than 2 percentage points.

Total Returns
Ten Years Ended September 30, 2011

Average
Annual Return
Global Equity Fund	6.89%
Spliced Global Equity Index	4.71
Global Funds Average	3.87

Spliced Global Equity Index: MSCI All Country World Index returns gross of taxes through March 31, 2007; MSCI All Country World Index returns net of withholding taxes applicable to Luxembourg holding companies thereafter.

Global Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

That performance stems from the combined expertise of the four firms that manage the fund’s assets. Marathon Asset Management LLP has been a manager since the fund’s inception in 1995. Acadian Asset Management LLC has served as an advisor since 2004, AllianceBernstein L.P. came on board in 2006, and Baillie Gifford Overseas Ltd. joined the team in 2008. The fund’s low expense ratio helps maximize investors’ share of the rewards produced by these talented advisors.

A time-tested response to a challenging period
The second half of the fiscal year was marked by widespread global uncertainty and steep market declines. Intensifying worries about the strength of the economy and the threat posed by debt woes in Europe produced steep swings in global stock prices, testing the nerve of even the most experienced investor.

As always, a productive response to the market’s volatility is for investors to maintain a balanced, diversified portfolio that includes a mix of stock and bond funds and short-term investments tailored to match their risk tolerance and time horizon. Vanguard Global Equity Fund can be a key component of such a portfolio, giving investors the opportunity to benefit from global stock market diversification and the long experience and deep expertise of the fund’s four advisors.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 14, 2011

Advisors’ Report

For the fiscal year ended September 30, 2011, the Global Equity Fund returned –7.31%. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on October 18, 2011.

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Marathon Asset Management	42	1,407	A long-term and contrarian investment philosophy and
LLP			process with a focus on industry capital cycle analysis
			and in-depth management assessment.
Acadian Asset Management LLC	35	1,152	A quantitative, active, bottom-up investment process
			that combines stock and peer-group valuation to arrive
			at a return forecast for each of more than 40,000
			securities in the global universe.
AllianceBernstein L.P.	16	543	A fundamentally based, research-driven approach,
			focused on finding companies whose long-term
			earnings power exceeds the level implied by their
			current stock price. Proprietary quantitative tools aid
			risk control and portfolio construction.
Baillie Gifford Overseas Ltd.	5	174	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Cash Investments	2	54	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Marathon Asset Management LLP

Portfolio Managers:
Jeremy J. Hosking, Investment Director

Neil M. Ostrer, Investment Director

William J. Arah, Investment Director

Toward the end of the period, the equity markets lost their resilience in response to the downgrading of the United States’ triple-A credit rating, the associated brinkmanship over the debt ceiling, and the paralysis gripping the Eurozone’s banks, itself the result of sovereign default risk.

In an environment more suited to defensive positioning, the portfolio underperformed. Geographical allocation was the main weakness, particularly an underweighted position in U.S. stocks and an overweighting in Hong Kong stocks. Stock selection generally enhanced relative performance in all regions, with the exception of the United States, where the portfolio is more cyclically positioned. The trend was bucked somewhat by Amazon.com, which added the most value as low margins continue to drive growth while the company’s competitive moat expands. Embattled financials Lloyds Banking Group and Bank of America were among the holdings that hurt performance the most.

Equity markets are now priced at least for recession and perhaps for worse. Bank share prices, for example, are at or below their March 2009 lows despite improvement in capital ratios and balance sheet liquidity. Ironically, the cry for banks to raise further (unnecessary) capital is counterproductive, as doing so almost invariably causes short-term declines in share prices and dilutes per-share earnings and book value for long-term investors. It is likely that the authorities will pursue further quantitative easing, invigorating the equity markets in the short term, although it is proving more difficult to assert that it benefits the real economy. Nevertheless, it seems reasonable to proceed on the basis that the economic cycle has not been repealed and that the slow economic recovery will continue. Share prices currently look very attractive, and we believe there is substantial latent value within the portfolio.

Acadian Asset Management LLC

Portfolio Managers:
John R. Chisholm, CFA,
Executive Vice President and Chief Investment Officer

Ronald D. Frashure, CFA,
President and Chief Executive Officer

Brian K. Wolahan, CFA,
Senior Vice President and Director of Alternative Strategies

Global equities ended the 12 months in negative territory. Solid gains in late 2010 gave way to more muted performance into 2011 and, more recently, elevated volatility and widespread declines.

Markets came under heavier pressure in the second quarter of 2011 amid escalating worries over Greece and Europe’s response to the problems of the most indebted Eurozone members,

as well as mounting evidence of a slowdown in the United States and abroad. Despite many uncertainties about the direction of the world economy, investors appeared to focus more on fundamentals and returned to equities with a larger appetite for risk early in the third quarter, encouraged by a generally solid earnings picture. This quickly gave way to rapid shifts in sentiment and a flight to safety amid escalating fears about contagion risk within the European banking sector and ongoing economic difficulties in the United States.

We continued to focus the portfolio on attractively valued stocks that appeared likely to rise in price based on quality, earnings signals, and price characteristics. Key overweighted markets, based on bottom-up stock selection, included South Korea, the United States, Japan, and India. The United Kingdom, Switzerland, Canada, and Brazil were underweighted. The sector focus was on health care and energy.

Our stock selections generally enhanced relative performance for the period, particularly in the United States, China, and Japan. At the country level, some of our allocation decisions restrained relative performance, particularly our overweight position in emerging markets in an environment of lower demand for riskier assets.

AllianceBernstein L.P.

Portfolio Managers:
Sharon E. Fay, CFA, Head of Bernstein Value Equities and Chief Investment Officer–Global Value Equities

Kevin F. Simms, Co-Chief Investment Officer–International Value Equities and Director of Research–Global and International Value Equities

Henry S. D’Auria, CFA, Co-Chief
Investment Officer–International Value Equities and Chief Investment Officer– Emerging Markets Value Equities

Global equities faced the most volatile conditions since 2008 during the 12-month period amid growing fears that the European debt crisis and renewed economic weakness could push the global economy into recession. As governments failed to restore confidence, equity markets plunged in the third quarter.

Market conditions were extremely challenging for active managers in general and for value investors in particular. The portfolio struggled because of weak stock selection in financials and cyclical sectors such as technology. As risk-averse investors fled to safety, stocks seen as vulnerable to economic weakness or European instability were indiscriminately punished. Correlations between stocks spiked as little attention was paid to the relative strength or weakness of company-specific fundamentals.

We’re disappointed with our performance for the period. However, we believe that the current turmoil is creating exceptional opportunities. The difference in price/book valuations between the cheapest and most expensive quintiles of stocks suggests that the value opportunity is now higher than in late 2008 and early 2009—at the peak of the financial crisis. We’ve taken advantage of this opportunity by positioning the portfolio as one of the cheapest relative to other value managers, and by using our research to uncover a rich set of opportunities, spread across many countries and sectors.

Our analysis shows that stocks in the cheapest quintile globally had stronger balance sheets and profitability than in 2009, yet many traded at crisis-level valuations. Many of our holdings offer a similarly compelling combination of robust characteristics and bargain valuations.

We believe the market will eventually recognize that the cheapest stocks today are much healthier than in 2009. When markets stop acting purely on macroeconomic concerns and gain the confidence to reward cheap stocks with strong cash flows and earnings, we expect that our commitment to using research to unearth deep value opportunities will be rewarded.

Baillie Gifford Overseas Ltd.

Portfolio Managers:
Charles Plowden, Joint Senior Partner and Lead Portfolio Manager

Spencer Adair, CFA, Investment Manager

Malcolm MacColl, Investment Manager

There are currently some notable worries about the strength of sovereign balance sheets on both sides of the Atlantic and therefore the ability of certain countries to invest and fund growth; in addition, many consumers in the West remain heavily indebted.

None of this is news; Western indebtedness has been known about for several years. However, the paralysis that has affected Western governments has presented markets with unnecessary uncertainty, and it will take several years to clear the backlog of debt through austerity, inflation, or default.

Although the last year has failed to live up to our best expectations, we are not inclined to be defensive and believe that some companies will continue to prosper, especially if they are able to innovate. As investors in individual companies, rather than economies, we can retain some perspective even if the macro environment in the West looks challenging. We continue to remember that company finances are in excellent shape.

The portfolio continues to point Eastward, and although we have searched for further opportunities in the depressed Western economies, we have failed to find much that excites us, though we have added to existing holdings such as Hellenic Bottling (a Coke bottler based in Greece) and eBay (whose core driver is PayPal).

Above all, we continue to buy companies that have drivers for growth that are independent of the economic cycle. The funding for these has tended to come from stocks where we feel market expectations have caught up with our own, or those where our confidence in their growth prospects has weakened.

While the recent volatility is unwelcome, it does provide opportunities, and it has underlined the improving value in global equities. Those companies that can pick their way through difficult times and continue to grow should be very valuable franchises.

Global Equity Fund

Fund Profile
As of September 30, 2011

Portfolio Characteristics
		MSCI All
		Country
	Fund	World Index
Number of Stocks	897	2,451
Median Market Cap	$14.5B	$30.6B
Price/Earnings Ratio	10.2x	11.8x
Price/Book Ratio	1.4x	1.5x
Return on Equity	16.5%	18.7%
Earnings Growth Rate	6.0%	4.7%
Dividend Yield	2.7%	3.1%
Turnover Rate	44%	—
Ticker Symbol	VHGEX	—
Expense Ratio[1]	0.44%	—
Short-Term Reserves	1.4%	—

Sector Diversification (% of equity exposure)
		MSCI All
		Country
	Fund	World Index
Consumer Discretionary	17.4%	10.1%
Consumer Staples	9.7	10.6
Energy	9.9	11.2
Financials	18.2	18.8
Health Care	9.3	9.4
Industrials	12.8	10.2
Information Technology	8.2	12.2
Materials	6.1	8.2
Telecommunication
Services	6.6	5.2
Utilities	1.8	4.1

Volatility Measures
		MSCI All
		Country
	World Index
R-Squared		0.99
Beta		1.09
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
Jardine Holdings Ltd.	Industrial
	Conglomerates	1.9%
Royal Dutch Shell plc	Integrated Oil &
	Gas	1.4
Rio Tinto plc	Diversified Metals
	& Mining	1.0
Amazon.com Inc.	Internet Retail	1.0
Philip Morris
International Inc.	Tobacco	1.0
Nippon Telegraph &	Integrated
Telephone Corp.	Telecommunication
	Services	1.0
ConocoPhillips	Integrated Oil &
	Gas	0.9
BP plc	Integrated Oil &
	Gas	0.9
Costco Wholesale Corp.	Hypermarkets &
	Super Centers	0.9
Northrop Grumman	Aerospace &
Corp.	Defense	0.9
Top Ten		10.9%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated January 26, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the expense ratio was 0.54%. The increase from the estimated expense ratio reflects a performance-based investment advisory fee adjustment.

Global Equity Fund

Market Diversification (% of equity exposure)
		MSCI All
		Country
		World
	Fund	Index
Europe
United Kingdom	9.8%	8.5%
France	4.0	3.5
Germany	2.3	3.0
Switzerland	1.6	3.3
Italy	1.4	0.9
Other	4.5	5.1
Subtotal	23.6%	24.3%
Pacific
Japan	9.5%	8.8%
Hong Kong	3.9	1.0
Australia	2.0	3.2
Other	0.8	0.8
Subtotal	16.2%	13.8%
Emerging Markets
China	2.7%	2.2%
South Korea	2.3	1.9
Taiwan	1.6	1.5
South Africa	1.5	1.0
Philippines	1.5	0.1
Thailand	1.5	0.2
Malaysia	1.4	0.4
Other	3.8	5.6
Subtotal	16.3%	12.9%
Middle East	0.0%	0.3%
North America
United States	40.8%	44.1%
Canada	3.1	4.6
Subtotal	43.9%	48.7%

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2001, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Global Equity Fund	-7.31%	-2.95%	6.89%	$19,478
Spliced Global Equity Index	-6.01	-1.55	4.71	15,843
Global Funds Average	-6.68	-1.92	3.87	14,612

Spliced Global Equity Index: MSCI All Country World Index returns gross of taxes through March 31, 2007; MSCI All Country World Index returns net of withholding taxes applicable to Luxembourg holding companies thereafter.

Global Funds Average: Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): September 30, 2001, Through September 30, 2011

See Financial Highlights for dividend and capital gains information.

Global Equity Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of September 30, 2011

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Australia
Santos Ltd.	1,662,118	17,988	0.5%
Rio Tinto Ltd.	290,635	17,024	0.5%
Australia—Other †		22,846	0.7%
		57,858	1.7%

Austria †		3,917	0.1%

Belgium †		9,901	0.3%

Brazil †		25,370	0.8%

Canada
Rogers Communications Inc. Class B	753,748	25,801	0.8%
Canada—Other †		75,114	2.2%
		100,915	3.0%

Chile †		4,128	0.1%

China
China Petroleum & Chemical Corp.	27,342,000	26,295	0.8%
China Mobile Ltd.	2,281,500	22,302	0.7%
China Telecom Corp. Ltd.	10,680,000	6,688	0.2%
China Unicom Hong Kong Ltd.	2,826,000	5,746	0.2%
PetroChina Co. Ltd.	3,980,000	4,821	0.1%
Dongfeng Motor Group Co. Ltd.	2,324,000	3,151	0.1%
Mandarin Oriental International Ltd.	806,690	1,112	0.0%
China—Other †		17,985	0.5%
		88,100	2.6%

Denmark †		18,564	0.6%

Global Equity Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Egypt †		2,262	0.1%

Finland †		11,717	0.3%

France
Total SA	438,699	19,355	0.6%
Sanofi	280,294	18,437	0.5%
European Aeronautic Defence and Space Co. NV	592,422	16,652	0.5%
Vivendi SA	784,695	15,977	0.5%
France—Other †		56,806	1.7%
		127,227	3.8%

Germany †		72,511	2.2%

Greece †		2,627	0.1%

Hong Kong
Jardine Strategic Holdings Ltd.	1,227,900	32,145	1.0%
Jardine Matheson Holdings Ltd.	702,302	31,922	0.9%
Hong Kong—Other †		62,845	1.9%
		126,912	3.8%

[1]India †		16,793	0.5%

Indonesia †		17,237	0.5%

Ireland †		8,461	0.3%

Israel †		604	0.0%

Italy
Enel SPA	3,959,793	17,480	0.5%
Italy—Other †		28,161	0.9%
		45,641	1.4%
Japan
Nippon Telegraph & Telephone Corp.	685,400	32,836	1.0%
Daito Trust Construction Co. Ltd.	201,600	18,483	0.5%
Hitachi Ltd.	3,150,000	15,637	0.5%
NTT Data Corp.	1,735	5,355	0.2%
NTT DoCoMo Inc.	656	1,195	0.0%
Japan—Other †		232,832	7.0%
		306,338	9.2%

Malaysia †		45,903	1.4%

Mexico †		7,483	0.2%

Morocco †		380	0.0%

Netherlands †		30,506	0.9%

New Zealand †		688	0.0%

Norway †		12,835	0.4%

Global Equity Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Philippines
Ayala Corp.	2,473,323	16,319	0.5%
Philippines—Other †		33,247	1.0%
		49,566	1.5%

Poland †		16,676	0.5%

Russia
Lukoil OAO ADR	300,774	15,159	0.5%
Gazprom OAO ADR	1,545,353	14,793	0.4%
Russia—Other †		291	0.0%
		30,243	0.9%

Singapore †		25,503	0.8%

South Africa
Hosken Consolidated Investments Ltd.	1,449,794	14,779	0.4%
South Africa—Other †		35,378	1.1%
		50,157	1.5%
South Korea
Hyundai Motor Co.	102,650	17,945	0.6%
Kia Motors Corp.	289,771	17,280	0.5%
1 South Korea—Other †		41,099	1.2%
		76,324	2.3%

Spain †		19,558	0.6%

Sweden †		26,695	0.8%

Switzerland †		54,129	1.6%

Taiwan
Fubon Financial Holding Co. Ltd.	14,690,445	15,170	0.5%
Taiwan—Other †		33,674	1.0%
		48,844	1.5%

Thailand †		48,053	1.4%

Turkey †		7,887	0.2%

United Kingdom
Royal Dutch Shell plc Class A	1,339,988	41,322	1.2%
BP plc	4,585,198	27,491	0.8%
Vodafone Group plc	8,341,922	21,500	0.7%
Rio Tinto plc	396,450	17,582	0.5%
AstraZeneca plc	341,129	15,139	0.5%
Royal Dutch Shell plc Class B	175,938	5,474	0.2%
United Kingdom—Other †		186,330	5.6%
		314,838	9.5%

Global Equity Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
United States
Consumer Discretionary
* Amazon.com Inc.	153,100	33,105	1.0%
* DIRECTV Class A	570,549	24,106	0.7%
Cablevision Systems Corp. Class A	1,408,705	22,159	0.7%
* Liberty Global Inc. Class A	445,379	16,114	0.5%
Consumer Discretionary—Other †		211,573	6.3%
		307,057	9.2%
Consumer Staples
Philip Morris International Inc.	526,803	32,862	1.0%
Costco Wholesale Corp.	355,216	29,171	0.9%
Lorillard Inc.	233,253	25,821	0.8%
Tyson Foods Inc. Class A	1,455,771	25,272	0.8%
Kroger Co.	830,779	18,244	0.5%
Consumer Staples—Other †		66,331	2.0%
		197,701	6.0%
Energy
ConocoPhillips	478,267	30,284	0.9%
Chevron Corp.	306,977	28,402	0.9%
Energy—Other †		24,796	0.7%
		83,482	2.5%
Financials
Annaly Capital Management Inc.	1,194,736	19,869	0.6%
Capital One Financial Corp.	430,344	17,055	0.5%
* Berkshire Hathaway Inc. Class B	230,672	16,387	0.5%
Financials—Other †		159,472	4.8%
		212,783	6.4%
Health Care
Eli Lilly & Co.	687,994	25,435	0.8%
UnitedHealth Group Inc.	548,152	25,281	0.8%
WellPoint Inc.	361,203	23,579	0.7%
Humana Inc.	242,757	17,656	0.5%
* Forest Laboratories Inc.	547,085	16,845	0.5%
Aetna Inc.	452,126	16,435	0.5%
Health Care—Other †		67,320	2.0%
		192,551	5.8%
Industrials
Northrop Grumman Corp.	548,778	28,624	0.9%
* Kansas City Southern	319,163	15,945	0.5%
Industrials—Other †		51,735	1.5%
		96,304	2.9%
Information Technology
* Apple Inc.	68,490	26,107	0.8%
Information Technology—Other †		121,003	3.6%
		147,110	4.4%

Materials †		49,329	1.5%

Telecommunication Services †		10,447	0.3%

Utilities †		7,705	0.2%
		1,304,469	39.2%
Total Common Stocks (Cost $3,179,559)		3,217,820	96.6%[2]

Global Equity Fund

			Market	Percentage
			Value•	of Net
			($000)	Assets
Preferred Stocks (Cost $ 75) †			53	0.0%
Convertible Bonds
Telecommunication Services †			3,021	0.1%

Industrials †			534	0.0%

[1]Financials †			1,024	0.0%

Consumer Discretionary †			—	0.0%
Total Convertible Bonds (Cost $3,922)			4,579	0.1%

	Coupon	Shares
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	0.144%	126,718,258	126,718	3.8%

[5,6] U.S. Government and Agency Obligations †			7,999	0.3%
Total Temporary Cash Investments (Cost $134,718)			134,717	4.1%[2]
[7]Total Investments (Cost $3,318,274)			3,357,169	100.8%
Other Assets and Liabilities
Other Assets[5]			21,461	1.0%
Liabilities[4]			(48,683)	(1.8%)
			(27,222)	(0.8%)
Net Assets			3,329,947	100.0%

Global Equity Fund

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	5,078,374
Undistributed Net Investment Income	38,960
Accumulated Net Realized Losses	(1,824,558)
Unrealized Appreciation (Depreciation)
Investment Securities	38,895
Futures Contracts	(792)
Forward Currency Contracts	(633)
Foreign Currencies	(299)
Net Assets	3,329,947

Net Assets
Applicable to 218,443,324 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)	3,329,947
Net Asset Value Per Share	$15.24

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the aggregate value of these securities was $4,569,000, representing 0.1% of net assets.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.8% and 1.8%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $13,650,000 of collateral received for securities on loan.
5 Securities with a value of $5,899,000 and cash of $500,000 have been segregated as initial margin for open futures contracts.
6 Securities with a value of $600,000 have been segregated as collateral for open forward currency contracts.
7 The total value of securities on loan is $11,530,000.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Dividends[1]	96,914
Interest[2]	901
Security Lending	2,957
Total Income	100,772
Expenses
Investment Advisory Fees—Note B
Basic Fee	10,103
Performance Adjustment	(842)
The Vanguard Group—Note C
Management and Administrative	10,987
Marketing and Distribution	902
Custodian Fees	734
Auditing Fees	40
Shareholders’ Reports	86
Trustees’ Fees and Expenses	10
Total Expenses	22,020
Net Investment Income	78,752
Realized Net Gain (Loss)
Investment Securities Sold	250,684
Futures Contracts	(389)
Foreign Currencies and Forward Currency Contracts	4,284
Realized Net Gain (Loss)	254,579
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(565,516)
Futures Contracts	(642)
Foreign Currencies and Forward Currency Contracts	(2,619)
Change in Unrealized Appreciation (Depreciation)	(568,777)
Net Increase (Decrease) in Net Assets Resulting from Operations	(235,446)
1 Dividends are net of foreign withholding taxes of $4,559,000.
2 Interest income from an affiliated company of the fund was $229,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	78,752	73,355
Realized Net Gain (Loss)	254,579	2,446
Change in Unrealized Appreciation (Depreciation)	(568,777)	295,336
Net Increase (Decrease) in Net Assets Resulting from Operations	(235,446)	371,137
Distributions
Net Investment Income	(73,523)	(85,415)
Realized Capital Gain	—	—
Total Distributions	(73,523)	(85,415)
Capital Share Transactions
Issued	446,848	548,911
Issued in Lieu of Cash Distributions	69,613	80,356
Redeemed	(783,383)	(822,546)
Net Increase (Decrease) from Capital Share Transactions	(266,922)	(193,279)
Total Increase (Decrease)	(575,891)	92,443
Net Assets
Beginning of Period	3,905,838	3,813,395
End of Period[1]	3,329,947	3,905,838

1 Net Assets—End of Period includes undistributed net investment income of $38,960,000 and $32,787,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$16.74	$15.49	$16.64	$26.51	$21.96
Investment Operations
Net Investment Income	.345[1]	.314	.371	.529	.490[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(1.525)	1.292	(.948)	(8.569)	5.250
Total from Investment Operations	(1.180)	1.606	(.577)	(8.040)	5.740
Distributions
Dividends from Net Investment Income	(.320)	(.356)	(.573)	(.430)	(.310)
Distributions from Realized Capital Gains	—	—	—	(1.400)	(.880)
Total Distributions	(.320)	(.356)	(.573)	(1.830)	(1.190)
Net Asset Value, End of Period	$15.24	$16.74	$15.49	$16.64	$26.51

Total Return[2]	-7.31%	10.51%	-2.30%	-32.24%	27.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,330	$3,906	$3,813	$5,160	$7,552
Ratio of Total Expenses to
Average Net Assets[3]	0.54%	0.44%	0.47%	0.51%	0.64%
Ratio of Net Investment Income to
Average Net Assets	1.92%	1.94%	2.55%	2.35%	1.98%
Portfolio Turnover Rate	44%	64%	71%	73%	64%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.11%), (0.13%), (0.02%), and 0.05%.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty,

Global Equity Fund

and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Marathon Asset Management LLP, Acadian Asset Management LLC, AllianceBernstein L.P., and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Marathon Asset Management LLP, Acadian Asset Management LLC, and Baillie Gifford Overseas Ltd. are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index. The basic fee of AllianceBernstein L.P. is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI All Country World Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended September 30, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.25% of the fund’s average net assets, before a decrease of $842,000 (0.02%) based on performance.

Global Equity Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2011, the fund had contributed capital of $620,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	154,605	1,758,746	—
Common Stocks—United States	1,304,469	—	—
Preferred Stocks	—	53	—
Convertible Bonds	—	4,579	—
Temporary Cash Investments	126,718	7,999	—
Futures Contracts—Liabilities[1]	(1,417)	—	—
Forward Currency Contracts—Assets	—	98	—
Forward Currency Contracts—Liabilities	—	(731)	—
Total	1,584,375	1,770,744	—
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended September 30, 2011:

Investments in
Common Stocks—
International
Amount Valued Based on Level 3 Inputs	($000)
Balance as of September 30, 2010	57
Net Realized Gain (Loss)	(3,769)
Change in Unrealized Appreciation (Depreciation)	3,712
Balance as of September 30, 2011	—

Global Equity Fund

E. At September 30, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	98	98
Liabilities	(1,417)	(731)	(2,148)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2011, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(389)	—	(389)
Forward Currency Contracts	—	5,117	5,117
Realized Net Gain (Loss) on Derivatives	(389)	5,117	4,728

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(642)	—	(642)
Forward Currency Contracts	—	(2,135)	(2,135)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(642)	(2,135)	(2,777)

At September 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2011	118	33,217	(1,542)
Dow Jones EURO STOXX 50 Index	December 2011	337	9,748	812
FTSE 100 Index	December 2011	114	9,040	47
S&P ASX 200 Index	December 2011	78	7,581	(186)
Topix Index	December 2011	64	6,290	120
E-mini S&P 500 Index	December 2011	69	3,885	(108)
MSCI Taiwan Index	October 2011	139	3,558	65

Unrealized appreciation (depreciation) on open S&P 500 Index, E-mini S&P 500 Index, and FTSE 100 Index futures is required to be treated as realized gain (loss) for tax purposes.

Global Equity Fund

At September 30, 2011, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	12/21/11	GBP	5,773	USD	8,986	(128)
UBS AG	12/21/11	EUR	6,661	USD	8,934	(137)
UBS AG	12/21/11	AUD	7,991	USD	7,689	(466)
UBS AG	12/14/11	JPY	475,516	USD	6,176	20
Goldman Sachs Bank USA	10/14/11	USD	8,459	GBP	5,428	27
Goldman Sachs Bank USA	10/14/11	USD	16,144	CAD	16,879	13
Goldman Sachs Bank USA	10/14/11	USD	27,844	EUR	20,771	38

AUD—Australian dollar.
CAD—Canadian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2011, the fund realized net foreign currency losses of $833,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2011, the fund realized gains on the sale of passive foreign investment companies of $1,965,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at September 30, 2011, had unrealized appreciation of $15,649,000, all of which has been distributed and is reflected in the balance of undistributed net investment income.

Global Equity Fund

The fund realized gains on the sale of securities that were subject to capital gains tax in certain foreign countries. Capital gains taxes reduced realized gains for financial statement purposes but are treated as an expense for tax purposes. Accordingly, $188,000 of capital gains tax has been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at September 30, 2011, the fund had $65,635,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,826,759,000 to offset future net capital gains of $596,476,000 through September 30, 2017, and $1,230,283,000 through September 30, 2018.

At September 30, 2011, the cost of investment securities for tax purposes was $3,335,105,000. Net unrealized appreciation of investment securities for tax purposes was $22,064,000, consisting of unrealized gains of $578,828,000 on securities that had risen in value since their purchase and $556,764,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2011, the fund purchased $1,753,430,000 of investment securities and sold $1,983,771,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended September 30,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	24,878	34,742
Issued in Lieu of Cash Distributions	3,933	5,099
Redeemed	(43,692)	(52,655)
Net Increase (Decrease) in Shares Outstanding	(14,881)	(12,814)

I. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Global Equity Fund:

In our opinion, the accompanying statement of net assets—investment summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 15, 2011

Special 2011 tax information (unaudited) for Vanguard Global Equity Fund

This information for the fiscal year ended September 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $63,539,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 28.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $60,193,000 and foreign taxes paid of $4,757,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2012 to determine the calendar year amounts to be included on their 2011 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Global Equity Fund
Periods Ended September 30, 2011

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-7.31%	-2.95%	6.89%
Returns After Taxes on Distributions	-7.54	-3.71	6.19
Returns After Taxes on Distributions and Sale of Fund Shares	-4.33	-2.55	5.92

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	3/31/2011	9/30/2011	Period
Based on Actual Fund Return	$1,000.00	$814.54	$2.55
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.26	2.84

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.56%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1290 112011

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2011

		Market
		Value
	Shares	($000)
Common Stocks (96.6%)[1]
Australia (1.7%)
Santos Ltd.	1,662,118	17,988
Rio Tinto Ltd.	290,635	17,024
National Australia Bank Ltd.	203,000	4,312
Australia & New Zealand Banking Group Ltd.	174,900	3,246
Amcor Ltd.	453,693	3,004
Brambles Ltd.	480,876	2,965
BHP Billiton Ltd.	86,638	2,869
Iluka Resources Ltd.	190,044	2,224
Orica Ltd.	69,866	1,568
Alumina Ltd.	544,419	759
Challenger Ltd.	162,067	657
Cochlear Ltd.	12,620	559
Beach Energy Ltd.	500,099	516
DuluxGroup Ltd.	69,181	167
		57,858
Austria (0.1%)
OMV AG	73,100	2,176
Andritz AG	10,903	888
Oesterreichische Post AG	29,996	853
		3,917
Belgium (0.3%)
Anheuser-Busch InBev NV	90,678	4,813
Groupe Bruxelles Lambert SA	30,257	2,125
Delhaize Group SA	27,125	1,586
KBC Groep NV	59,700	1,377
		9,901
Brazil (0.8%)
Vale SA Class B Pfd. ADR	373,100	7,835
Petroleo Brasileiro SA ADR Type A	349,390	7,239
Banco do Brasil SA	226,100	2,927
Tim Participacoes SA ADR	105,972	2,497
BM&FBovespa SA	366,500	1,690
* OGX Petroleo e Gas Participacoes SA	267,300	1,648
Odontoprev SA	75,851	1,112
Tim Participacoes SA	52,117	240
Brasil Telecom SA Prior Pfd.	31,400	182
		25,370
Canada (3.0%)
Rogers Communications Inc. Class B	753,748	25,801
Bombardier Inc. Class B	4,132,369	14,473
Magna International Inc.	351,000	11,606
Imperial Oil Ltd.	218,542	7,850
Nexen Inc.	390,628	6,076
BCE Inc.	142,465	5,342
Bank of Montreal	84,294	4,708
Onex Corp.	142,790	4,450
* ACE Aviation Holdings Inc. Class A	404,559	4,088
National Bank of Canada	59,600	3,975
Fairfax Financial Holdings Ltd.	7,379	2,829
* New Gold Inc.	212,900	2,198
* CGI Group Inc. Class A	90,800	1,708
Ritchie Bros Auctioneers Inc.	76,607	1,547
* Research In Motion Ltd.	75,088	1,524
Saputo Inc.	31,600	1,245
Groupe Aeroplan Inc.	86,213	981
Alimentation Couche Tard Inc. Class B	13,900	390
* Catalyst Paper Corp.	1,158,844	105
^ Yellow Media Inc.	83,441	12
* Nortel Networks Corp.	241,295	7

1

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2011

			Market
			Value
		Shares	($000)
	Penn West Petroleum Ltd.	1	—
			100,915
Chile (0.1%)
	Enersis SA ADR	244,112	4,128

China (2.6%)
	China Petroleum & Chemical Corp.	27,342,000	26,295
	China Mobile Ltd.	2,281,500	22,302
	Tsingtao Brewery Co. Ltd.	1,990,000	10,921
	China Telecom Corp. Ltd.	10,680,000	6,688
	China Unicom Hong Kong Ltd.	2,826,000	5,746
	PetroChina Co. Ltd.	3,980,000	4,821
	Dongfeng Motor Group Co. Ltd.	2,324,000	3,151
	Evergrande Real Estate Group Ltd.	5,033,000	1,538
^	Mindray Medical International Ltd. ADR	55,475	1,310
	Mandarin Oriental International Ltd.	806,690	1,112
*	Baidu Inc. ADR	9,600	1,026
*,^	Shanda Interactive Entertainment Ltd. ADR	33,600	993
	Shandong Weigao Group Medical Polymer Co. Ltd.	776,000	863
*,^	Sina Corp.	8,900	637
	China National Building Material Co. Ltd.	470,000	396
	Silver Grant International	1,692,000	301
			88,100
Denmark (0.6%)
	Coloplast A/S Class B	31,613	4,555
*	William Demant Holding A/S	38,789	2,918
	Novo Nordisk A/S Class B	29,057	2,898
	GN Store Nord A/S	343,380	2,118
	Carlsberg A/S Class B	32,122	1,903
*	Vestas Wind Systems A/S	56,451	915
*	Danske Bank A/S	62,838	879
	AP Moller - Maersk A/S Class B	121	711
*	Jyske Bank A/S	23,304	690
*	Topdanmark A/S	3,899	610
*	Bang & Olufsen A/S	33,672	367
			18,564
Egypt (0.1%)
*	Ezz Steel	1,397,944	1,382
*	Egyptian Financial Group-Hermes Holding	313,475	880
			2,262
Finland (0.3%)
	Sampo Oyj	229,018	5,752
	Metso Oyj	120,845	3,537
	Tieto Oyj	53,415	672
	Wartsila Oyj	24,166	573
	Nokia Oyj	70,491	399
	Cargotec Oyj Class B	15,037	365
	Kone Oyj Class B	5,113	243
	Outokumpu Oyj	26,850	176
			11,717
France (3.8%)
	Total SA	438,699	19,355
	Sanofi	280,294	18,437
	European Aeronautic Defence and Space Co. NV	592,422	16,652
	Vivendi SA	784,695	15,977
	BNP Paribas SA	307,256	12,113
	Bouygues SA	234,800	7,768
	Societe Generale SA	207,867	5,442
	Renault SA	143,100	4,740

2

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2011

		Market
		Value
	Shares	($000)
Peugeot SA	220,131	4,683
Legrand SA	117,822	3,673
ArcelorMittal	143,230	2,288
Neopost SA	29,648	2,174
Groupe Eurotunnel SA	239,488	2,030
AXA SA	142,215	1,850
Carrefour SA	79,013	1,799
Thales SA	50,328	1,573
Societe BIC SA	15,210	1,295
Arkema SA	22,013	1,275
Eurofins Scientific	11,975	905
Edenred	33,785	805
Technip SA	8,255	661
SA des Ciments Vicat	9,138	595
Imerys SA	7,677	384
* Alcatel-Lucent ADR	131,498	372
Alstom SA	8,304	274
APERAM	7,161	104
* Eurofins Scientific Warrants Exp. 06/29/2017	249	3
		127,227
Germany (2.2%)
E.ON AG	443,473	9,622
Deutsche Post AG	623,030	7,977
Allianz SE	74,900	7,020
Bayer AG	127,176	7,018
Fresenius Medical Care AG & Co. KGaA	92,662	6,286
BASF SE	92,960	5,667
Bayerische Motoren Werke AG	83,511	5,517
Deutsche Lufthansa AG	396,187	5,136
Daimler AG	105,116	4,675
SAP AG	36,564	1,861
ThyssenKrupp AG	70,000	1,720
Volkswagen AG Prior Pfd.	13,000	1,716
Infineon Technologies AG	190,360	1,405
* Deutsche Boerse AG	27,166	1,374
Siemens AG	11,664	1,049
Suedzucker AG	33,188	943
Fresenius Medical Care AG & Co. KGaA ADR	10,741	725
Hannover Rueckversicherung AG	13,240	599
Adidas AG	9,352	569
Deutsche Bank AG	15,904	551
GEA Group AG	21,137	493
Axel Springer AG	11,289	389
Celesio AG	15,140	199
		72,511
Greece (0.1%)
Coca Cola Hellenic Bottling Co. SA	149,026	2,627

Hong Kong (3.8%)
Jardine Strategic Holdings Ltd.	1,227,900	32,145
Jardine Matheson Holdings Ltd.	702,302	31,922
First Pacific Co. Ltd.	12,155,600	10,729
SmarTone Telecommunications Holding Ltd.	5,521,080	8,282
New World Development Ltd.	8,346,065	7,980
Television Broadcasts Ltd.	1,097,000	5,984
CLP Holdings Ltd.	611,000	5,505
Wheelock & Co. Ltd.	1,784,000	5,278
Hongkong & Shanghai Hotels	3,536,378	4,824
Esprit Holdings Ltd.	3,155,243	3,821
Henderson Land Development Co. Ltd.	820,466	3,684
Midland Holdings Ltd.	5,938,000	2,441
Hong Kong Aircraft Engineering Co. Ltd.	178,400	2,263
Hong Kong Exchanges and Clearing Ltd.	54,000	783
* Next Media Ltd.	6,072,000	564

3

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2011

			Market
			Value
		Shares	($000)
*	I-CABLE Communications Ltd.	6,402,000	339
	Cathay Pacific Airways Ltd.	125,000	204
	City Telecom HK Ltd. ADR	17,300	164
			126,912
India (0.5%)
	Punjab National Bank	301,792	5,843
	Bank of Baroda	320,561	4,955
	Allahabad Bank	358,648	1,146
*	Idea Cellular Ltd.	541,262	1,082
	Indian Bank	223,019	968
2	Tata Steel Ltd. Warrants Exp. 12/23/2014	111,000	941
	Grasim Industries Ltd.	14,244	679
2	Hindalco Industries Ltd. GDR	239,376	641
	Tata Steel Ltd. GDR	63,300	538
			16,793
Indonesia (0.5%)
*	Bank Pan Indonesia Tbk PT	75,662,343	5,364
	Indofood Sukses Makmur Tbk PT	8,878,500	4,879
	Matahari Putra Prima Tbk PT	23,927,775	2,451
	Semen Gresik Persero Tbk PT	2,190,500	1,983
	Bank Negara Indonesia Persero Tbk PT	2,338,111	945
	Gajah Tunggal Tbk PT	2,642,500	708
	Gudang Garam Tbk PT	104,500	598
	Citra Marga Nusaphala Persada Tbk PT	1,618,000	265
*	Mulia Industrindo Tbk PT	921,000	44
			17,237
Ireland (0.3%)
	Paddy Power plc	41,371	2,130
	CRH plc	87,415	1,351
*	Governor & Co. of the Bank of Ireland	10,217,248	1,038
	Dragon Oil plc	137,335	1,013
	Ryanair Holdings plc ADR	28,878	744
	DCC plc	28,986	729
	Irish Continental Group plc	32,378	619
	DCC plc	18,173	457
	Fyffes plc	470,421	239
*	Independent News & Media plc	441,239	141
*	Anglo Irish Bank Corp. Ltd.	122,273	—
			8,461
Israel (0.0%)
*	Check Point Software Technologies Ltd.	11,446	604

Italy (1.4%)
	Enel SPA	3,959,793	17,480
	Saipem SPA	157,085	5,513
	Telecom Italia SPA (Registered)	3,703,100	4,023
	ENI SPA	228,600	4,022
	Luxottica Group SPA ADR	155,327	3,911
	Telecom Italia SPA (Bearer)	2,707,300	2,633
*	Fiat Industrial SPA	322,884	2,413
	Fiat SPA	322,884	1,743
	Luxottica Group SPA	61,709	1,568
	UniCredit SPA	784,957	832
	Davide Campari-Milano SPA	92,610	676
	Finmeccanica SPA	50,286	348
	Intesa Sanpaolo SPA (Registered)	218,567	343
	Banco Popolare SC	82,039	136
			45,641
Japan (9.2%)
	Nippon Telegraph & Telephone Corp.	685,400	32,836
	Daito Trust Construction Co. Ltd.	201,600	18,483
	Hitachi Ltd.	3,150,000	15,637
	Marubeni Corp.	2,045,000	11,419

4

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2011

			Market
			Value
		Shares	($000)
	Japan Tobacco Inc.	2,166	10,132
	Fujitsu Ltd.	1,900,000	8,960
	Astellas Pharma Inc.	203,600	7,685
	Nissan Motor Co. Ltd.	841,000	7,441
	Sharp Corp.	821,000	6,897
	Sumitomo Mitsui Financial Group Inc.	208,000	5,861
	Namco Bandai Holdings Inc.	419,050	5,676
	NTT Data Corp.	1,735	5,355
	JX Holdings Inc.	936,450	5,256
	Mitsui & Co. Ltd.	361,200	5,232
	Kao Corp.	187,100	5,212
	JFE Holdings Inc.	231,200	4,667
	ORIX Corp.	57,070	4,479
	Bridgestone Corp.	179,800	4,080
	Toyota Motor Corp.	117,500	4,028
	JS Group Corp.	125,100	3,502
	Toyota Tsusho Corp.	187,200	3,203
	East Japan Railway Co.	52,300	3,171
	Sumitomo Electric Industries Ltd.	266,500	3,130
	MS&AD Insurance Group Holdings	143,000	3,111
*	Yamaha Motor Co. Ltd.	233,900	3,088
	Mitsubishi UFJ Financial Group Inc.	667,000	3,061
	Tokyo Gas Co. Ltd.	655,000	3,042
	Inpex Corp.	471	2,892
	Seven & I Holdings Co. Ltd.	101,100	2,834
*	Pioneer Corp.	650,300	2,724
	Yamato Holdings Co. Ltd.	148,300	2,704
	Secom Co. Ltd.	55,400	2,672
	FUJIFILM Holdings Corp.	110,700	2,573
	Toyo Seikan Kaisha Ltd.	153,300	2,320
	Asahi Glass Co. Ltd.	230,000	2,246
	Yamada Denki Co. Ltd.	30,830	2,144
	Olympus Corp.	64,800	2,000
	West Japan Railway Co.	43,400	1,860
	Sumitomo Rubber Industries Ltd.	144,200	1,844
	Ship Healthcare Holdings Inc.	74,300	1,834
	Dentsu Inc.	56,700	1,796
*,^	Mazda Motor Corp.	887,000	1,794
	Tokyo Electron Ltd.	38,400	1,742
	Obayashi Corp.	347,000	1,714
	Dainippon Sumitomo Pharma Co. Ltd.	155,000	1,704
	Capcom Co. Ltd.	68,200	1,700
	Aeon Co. Ltd.	125,600	1,699
	Dowa Holdings Co. Ltd.	305,000	1,697
	Isetan Mitsukoshi Holdings Ltd.	163,300	1,653
	Rohm Co. Ltd.	31,400	1,638
	Alfresa Holdings Corp.	38,800	1,622
	Dena Co. Ltd.	35,600	1,491
	Fukuoka Financial Group Inc.	354,000	1,481
	NET One Systems Co. Ltd.	547	1,438
	Mitsubishi Estate Co. Ltd.	88,000	1,427
	Nippon Meat Packers Inc.	109,000	1,417
	Mitsubishi Corp.	69,100	1,407
	Shiseido Co. Ltd.	71,000	1,377
	Sekisui House Ltd.	146,000	1,368
	Otsuka Holdings Co. Ltd.	49,000	1,342
	Kyowa Hakko Kirin Co. Ltd.	118,000	1,316
	NKSJ Holdings Inc.	57,750	1,282
	Kirin Holdings Co. Ltd.	94,000	1,230
	NTT DoCoMo Inc.	656	1,195
	Omron Corp.	60,500	1,188
	Shimizu Corp.	269,000	1,181
	Hitachi Chemical Co. Ltd.	71,000	1,172
	Bank of Yokohama Ltd.	226,000	1,133

5

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2011

		Market
		Value
	Shares	($000)
Sumitomo Forestry Co. Ltd.	128,000	1,112
Toyo Suisan Kaisha Ltd.	40,000	1,097
Chiba Bank Ltd.	156,000	1,082
Kinden Corp.	125,000	1,081
Zeon Corp.	110,000	1,011
Nichii Gakkan Co.	88,800	1,004
SKY Perfect JSAT Holdings Inc.	1,909	996
Shinsei Bank Ltd.	871,000	979
Marui Group Co. Ltd.	130,200	979
Onward Holdings Co. Ltd.	122,000	969
Central Japan Railway Co.	106	925
Dainippon Screen Manufacturing Co. Ltd.	148,000	905
Dai-ichi Life Insurance Co. Ltd.	873	902
K's Holdings Corp.	21,900	859
Calsonic Kansei Corp.	138,000	835
Idemitsu Kosan Co. Ltd.	9,300	833
Sega Sammy Holdings Inc.	33,900	791
Nippon Suisan Kaisha Ltd.	206,800	782
Aisin Seiki Co. Ltd.	23,400	779
Daihatsu Motor Co. Ltd.	41,000	744
Panasonic Corp.	76,500	739
IHI Corp.	327,000	721
Nintendo Co. Ltd.	4,900	720
Yamatake Corp.	31,800	681
Ryosan Co. Ltd.	29,800	658
* Sumco Corp.	70,100	655
Hitachi Metals Ltd.	56,000	645
Taiyo Nippon Sanso Corp.	90,000	627
Nippon Paper Group Inc.	22,800	607
KYB Co. Ltd.	108,000	605
NSK Ltd.	79,000	581
Takeda Pharmaceutical Co. Ltd.	11,600	550
Kawasaki Heavy Industries Ltd.	212,000	541
Tokyo Ohka Kogyo Co. Ltd.	25,800	520
Unipres Corp.	17,600	476
Mitsubishi Heavy Industries Ltd.	100,000	422
HIS Co. Ltd.	13,500	398
Daiwa House Industry Co. Ltd.	29,000	371
Seino Holdings Corp.	45,000	366
Sekisui Chemical Co. Ltd.	41,000	345
IT Holdings Corp.	34,900	338
Nomura Research Institute Ltd.	14,700	336
Osaka Gas Co. Ltd.	78,000	324
Nagase & Co. Ltd.	25,000	309
Gulliver International Co. Ltd.	6,790	299
Alpine Electronics Inc.	23,000	296
Geo Corp.	244	293
Itochu Techno-Solutions Corp.	6,500	292
Toppan Forms Co. Ltd.	36,400	291
Xebio Co. Ltd.	11,400	290
United Arrows Ltd.	14,800	281
Fuji Soft Inc.	16,300	268
Melco Holdings Inc.	8,600	268
Resorttrust Inc.	15,600	264
Round One Corp.	36,300	263
Tsuruha Holdings Inc.	4,700	262
Aoyama Trading Co. Ltd.	14,900	258
Asahi Kasei Corp.	43,000	258
Nomura Real Estate Holdings Inc.	16,700	253
Saizeriya Co. Ltd.	13,700	249
EDION Corp.	29,600	248
Avex Group Holdings Inc.	20,200	247
Musashi Seimitsu Industry Co. Ltd.	10,200	246
Autobacs Seven Co. Ltd.	5,400	242

6

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2011

			Market
			Value
		Shares	($000)
	Fujitsu General Ltd.	41,000	242
	Kohnan Shoji Co. Ltd.	13,700	241
	Otsuka Corp.	3,500	241
	Toho Holdings Co. Ltd.	19,400	238
	MediPal Holdings Corp.	23,500	238
	Zensho Holdings Co. Ltd.	16,700	236
	Brother Industries Ltd.	19,600	230
	Nihon Unisys Ltd.	39,100	220
	Press Kogyo Co. Ltd.	49,000	219
	Fujitsu Frontech Ltd.	32,100	206
	Daicel Corp.	36,000	205
	Sony Corp.	10,100	193
	Tokyo Electric Power Co. Inc.	59,500	180
*	JVC Kenwood Corp.	38,100	152
	Yaskawa Electric Corp.	15,000	113
	Inabata & Co. Ltd.	11,900	68
	Noritake Co. Ltd.	15,000	53
			306,338
Malaysia (1.4%)
	CIMB Group Holdings Bhd.	5,877,238	12,737
	Genting Malaysia Bhd.	10,494,400	11,421
	AMMB Holdings Bhd.	3,845,187	6,928
	Sime Darby Bhd.	2,205,257	5,794
	Telekom Malaysia Bhd.	3,043,375	3,885
	British American Tobacco Malaysia Bhd.	160,400	2,238
	Multi-Purpose Holdings Bhd.	1,886,190	1,394
*	Malaysian Airline System Bhd.	3,108,366	1,286
	Carlsberg Brewery-Malay Bhd.	109,600	220
			45,903
Mexico (0.2%)
	America Movil SAB de CV ADR	200,880	4,436
	Wal-Mart de Mexico SAB de CV	596,200	1,374
	America Movil SAB de CV	497,400	549
	Telefonos de Mexico SAB de CV ADR	33,943	508
	Alfa SAB de CV Class A	46,400	483
*	Cemex SAB de CV ADR	42,140	133
			7,483
Morocco (0.0%)
	Maroc Telecom SA	22,195	380

Netherlands (0.9%)
*	ING Groep NV	1,318,500	9,301
	Koninklijke KPN NV	320,736	4,225
	Heineken NV	89,157	4,002
*	Aegon NV	870,400	3,528
	Koninklijke DSM NV	63,579	2,764
	Koninklijke Boskalis Westminster NV	85,758	2,638
	Wolters Kluwer NV	104,959	1,703
	Akzo Nobel NV	15,434	681
	ASML Holding NV	16,662	576
	Koninklijke Philips Electronics NV	27,074	486
	Randstad Holding NV	13,740	438
	TNT Express NV	12,503	87
	PostNL NV	12,503	55
*,^	Eurocastle Investment Ltd.	275,977	22
			30,506
New Zealand (0.0%)
	Telecom Corp. of New Zealand Ltd.	338,300	672
*	PGG Wrightson Ltd.	51,996	16
			688
Norway (0.4%)
	Statoil ASA	429,361	9,213
	DnB NOR ASA	218,112	2,174

7

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2011

		Market
		Value
	Shares	($000)
Norsk Hydro ASA	249,000	1,130
Storebrand ASA	63,234	318
		12,835
Philippines (1.5%)
Ayala Corp.	2,473,323	16,319
ABS-CBN Holdings Corp.	13,521,188	10,747
Globe Telecom Inc.	406,150	8,203
Jollibee Foods Corp.	2,855,690	5,486
DMCI Holdings Inc.	5,100,700	4,007
Lopez Holdings Corp.	33,935,874	3,385
Banco de Oro Unibank Inc.	1,226,200	1,419
		49,566
Poland (0.5%)
KGHM Polska Miedz SA	366,157	14,337
* Polski Koncern Naftowy Orlen SA	147,234	1,604
Tauron Polska Energia SA	480,699	735
		16,676
Russia (0.9%)
Lukoil OAO ADR	300,774	15,159
Gazprom OAO ADR	1,545,353	14,793
Gazprom OAO ADR (U.S. Shares)	30,334	291
		30,243
Singapore (0.8%)
DBS Group Holdings Ltd.	1,154,000	10,348
Great Eastern Holdings Ltd.	711,000	6,714
STATS ChipPAC Ltd.	8,335,000	2,937
GuocoLeisure Ltd.	6,166,000	2,769
* Genting Singapore plc	1,025,244	1,191
United Industrial Corp. Ltd.	368,000	744
Golden Agri-Resources Ltd.	1,010,000	467
Global Yellow Pages Ltd.	2,403,000	184
Yangzijiang Shipbuilding Holdings Ltd.	200,000	134
* Global Yellow Pages Ltd. Warrants Exp. 08/13/2014	704,000	15
		25,503
South Africa (1.5%)
Hosken Consolidated Investments Ltd.	1,449,794	14,779
Nedbank Group Ltd.	262,971	4,438
RMB Holdings Ltd.	1,373,537	4,292
Sun International Ltd.	399,566	3,998
FirstRand Ltd.	1,382,692	3,342
Naspers Ltd.	73,302	3,166
Clicks Group Ltd.	585,698	2,715
MTN Group Ltd.	136,873	2,236
RMI Holdings	1,373,537	2,127
JD Group Ltd.	336,905	1,588
Anglo American Platinum Ltd.	21,049	1,436
Exxaro Resources Ltd.	58,520	1,227
Gold Fields Ltd.	69,285	1,061
Standard Bank Group Ltd.	86,631	991
AngloGold Ashanti Ltd.	20,395	846
City Lodge Hotels Ltd.	70,616	547
MMI Holdings Ltd.	233,351	490
Imperial Holdings Ltd.	30,672	399
Discovery Holdings Ltd.	74,638	365
Mondi Ltd.	12,320	89
* Mpact Ltd.	15,297	25
		50,157
South Korea (2.3%)
Hyundai Motor Co.	102,650	17,945
Kia Motors Corp.	289,771	17,280
Samsung Electronics Co. Ltd.	11,980	8,365
KB Financial Group Inc.	206,540	6,825
SK Holdings Co. Ltd.	60,007	6,645

8

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2011

			Market
			Value
		Shares	($000)
	Woori Finance Holdings Co. Ltd.	643,410	5,456
	LG Display Co. Ltd.	262,800	4,286
	LG Corp.	73,383	3,666
2	Samsung Electronics Co. Ltd. GDR	5,600	1,963
	SK Telecom Co. Ltd.	15,326	1,936
	Hana Financial Group Inc.	53,730	1,562
	POSCO	1,000	308
*	Korea Electric Power Corp.	5,000	87
			76,324
Spain (0.6%)
	Gas Natural SDG SA	236,884	4,028
	Banco Santander SA	451,460	3,691
	Inditex SA	34,291	2,927
	Acciona SA	25,747	2,170
	Acerinox SA	168,586	1,895
	Viscofan SA	46,874	1,687
	Telefonica SA	83,321	1,597
	Mediaset Espana Comunicacion SA	194,202	1,104
*	Distribuidora Internacional de Alimentacion SA	79,013	315
	Banco Santander SA ADR	17,899	144
			19,558
Sweden (0.8%)
	Svenska Handelsbanken AB Class A	278,337	7,083
	Assa Abloy AB Class B	194,875	4,009
	Telefonaktiebolaget LM Ericsson Class B	360,408	3,461
	Atlas Copco AB Class B	187,334	2,933
	Swedish Match AB	78,892	2,604
	Volvo AB Class B	218,567	2,147
	Investor AB Class B	78,468	1,381
	Nordea Bank AB	131,997	1,068
	Hoganas AB Class B	37,599	999
	Modern Times Group AB Class B	15,780	632
	Oriflame Cosmetics SA	8,844	320
*	CDON Group AB	15,780	58
			26,695
Switzerland (1.6%)
	Roche Holding AG	81,639	13,186
	Novartis AG	123,807	6,916
	Nestle SA	114,097	6,281
	Cie Financiere Richemont SA	139,706	6,223
*	UBS AG	402,423	4,603
	Schindler Holding AG (Bearer)	37,561	3,982
	Geberit AG	18,989	3,506
	Adecco SA	62,740	2,473
	ABB Ltd.	95,048	1,626
	Julius Baer Group Ltd.	44,759	1,496
	Sonova Holding AG	14,526	1,318
*	Clariant AG	114,473	1,034
*,^	Logitech International SA	74,502	574
	Swiss Re AG	9,756	458
	Helvetia Holding AG	1,492	453
			54,129
Taiwan (1.5%)
	Fubon Financial Holding Co. Ltd.	14,690,445	15,170
	United Microelectronics Corp.	21,180,000	7,811
	Taiwan Semiconductor Manufacturing Co. Ltd.	2,303,431	5,185
	AU Optronics Corp.	11,010,700	4,382
	Chunghwa Telecom Co. Ltd.	1,287,000	4,262
	Advanced Semiconductor Engineering Inc.	4,550,000	3,879
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	197,978	2,263
	Pegatron Corp.	1,706,000	1,568
	Uni-President Enterprises Corp.	1,146,706	1,471
	Taishin Financial Holding Co. Ltd.	3,660,214	1,400

9

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2011

		Market
		Value
	Shares	($000)
Yageo Corp.	1,392,000	387
Lite-On Technology Corp.	307,106	278
Gigabyte Technology Co. Ltd.	314,000	272
Inventec Corp.	677,985	245
Chin-Poon Industrial Co.	337,000	199
King Yuan Electronics Co. Ltd.	203,000	72
		48,844
Thailand (1.4%)
Kasikornbank PCL (Foreign)	2,086,700	7,923
Bangkok Bank PCL (Foreign)	1,335,200	6,314
Siam Cement PCL (Foreign)	622,900	6,209
MBK PCL (Foreign)	1,657,300	4,877
Advanced Info Service PCL (Foreign)	1,165,400	4,768
Thanachart Capital PCL	4,915,300	4,276
Advanced Info Service PCL (Local)	917,300	3,753
Land and Houses PCL (Foreign)	10,116,400	2,136
Total Access Communication PCL (Local)	896,616	2,121
GMM Grammy PCL NVDR	2,917,000	1,631
Advanced Info Service PCL	278,400	1,139
GMM Grammy PCL (Foreign)	1,688,200	944
Siam Cement PCL NVDR	79,900	669
Big C Supercenter PCL	164,900	599
Bangkok Bank PCL (Local)	94,700	427
Post Publishing PCL (Foreign)	1,300,000	134
Matichon PCL (Foreign)	625,000	133
		48,053
Turkey (0.2%)
Turkiye Garanti Bankasi AS ADR	536,800	2,104
Turkiye Is Bankasi	642,900	1,651
Turkiye Vakiflar Bankasi Tao	566,900	1,130
BIM Birlesik Magazalar AS	37,593	1,035
Turkiye Garanti Bankasi AS	267,100	1,034
Anadolu Efes Biracilik Ve Malt Sanayii AS	80,800	933
		7,887
United Kingdom (9.5%)
Royal Dutch Shell plc Class A	1,339,988	41,322
BP plc	4,585,198	27,491
Vodafone Group plc	8,341,922	21,500
Rio Tinto plc	396,450	17,582
AstraZeneca plc	341,129	15,139
* Lloyds Banking Group plc	21,192,931	11,378
* Rolls-Royce Holdings plc	1,017,756	9,356
BHP Billiton plc	269,602	7,202
Imperial Tobacco Group plc	204,029	6,886
Intertek Group plc	206,415	5,937
Reckitt Benckiser Group plc	109,081	5,527
Diageo plc	287,297	5,478
Royal Dutch Shell plc Class B	175,938	5,474
Xstrata plc	396,762	5,010
Invensys plc	1,416,372	4,934
Capita Group plc	428,653	4,695
Tesco plc	781,384	4,577
Wolseley plc	183,781	4,560
Anglo American plc	125,898	4,254
Compass Group plc	520,623	4,200
Bunzl plc	339,880	4,050
* APR Energy plc	211,184	3,715
BAE Systems plc	881,290	3,640
Prudential plc	413,000	3,547
Sage Group plc	859,330	3,408
Rightmove plc	173,809	3,218
Unilever plc	93,769	2,937

10

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2011

		Market
		Value
	Shares	($000)
Carnival plc	92,456	2,882
Michael Page International plc	478,292	2,726
Informa plc	509,734	2,587
ICAP plc	392,992	2,505
Stagecoach Group plc	633,202	2,410
British American Tobacco plc	54,434	2,299
Provident Financial plc	145,765	2,269
G4S plc	540,728	2,237
* Howden Joinery Group plc	1,369,911	2,172
Cookson Group plc	318,200	2,123
Reed Elsevier plc	268,647	2,057
WPP plc	209,017	1,936
Inchcape plc	447,940	1,935
Barclays plc	780,004	1,913
^ Glencore International plc	298,840	1,878
Homeserve plc	250,691	1,787
Experian plc	158,025	1,774
Smiths Group plc	113,153	1,746
Rexam plc	356,558	1,715
Aviva plc	364,300	1,713
BP plc ADR	47,461	1,712
HSBC Holdings plc	213,269	1,633
* ITV plc	1,765,450	1,615
International Personal Finance plc	454,709	1,569
TUI Travel plc	663,990	1,532
GKN plc	543,400	1,475
Next plc	30,890	1,211
Admiral Group plc	58,932	1,156
Cable & Wireless Communications plc	1,992,764	1,152
* Cairn Energy plc	257,190	1,115
WH Smith plc	138,420	1,061
Devro plc	266,692	975
Aggreko plc	37,488	943
GlaxoSmithKline plc	43,642	901
* Berkeley Group Holdings plc	48,842	899
Man Group plc	345,750	894
Paragon Group of Cos. plc	367,963	877
Thomas Cook Group plc	1,421,073	876
Sportingbet plc	1,166,433	838
Bwin.Party Digital Entertainment plc	424,633	811
British Sky Broadcasting Group plc	72,267	744
AMEC plc	58,557	739
IG Group Holdings plc	100,548	697
Cable & Wireless Worldwide plc	1,399,089	671
* Premier Foods plc	3,973,700	632
TalkTalk Telecom Group plc	311,659	610
RSA Insurance Group plc	320,989	552
Jupiter Fund Management plc	180,551	551
Ladbrokes plc	297,675	550
Carphone Warehouse Group plc	104,186	547
Hays plc	502,744	539
Millennium & Copthorne Hotels plc	86,358	537
Centrica plc	115,309	532
Smith & Nephew plc	58,521	526
Sthree plc	143,910	509
* Royal Bank of Scotland Group plc	1,254,683	449
National Express Group plc	112,685	407
Petrofac Ltd.	21,433	396
Close Brothers Group plc	34,692	356
Anglo American plc	10,073	347
Daily Mail & General Trust plc	57,575	324
Mondi plc	38,261	277
* Barratt Developments plc	172,408	209
* Northgate plc	50,062	194

11

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2011

			Market
			Value
		Shares	($000)
	HMV Group plc	215,229	17
*	Connaught plc	103,081	—
			314,838
United States (39.2%)
Consumer Discretionary (9.2%)
*	Amazon.com Inc.	153,100	33,105
*	DIRECTV Class A	570,549	24,106
	Cablevision Systems Corp. Class A	1,408,705	22,159
*	Liberty Global Inc. Class A	445,379	16,114
*	priceline.com Inc.	29,494	13,256
*	Liberty Global Inc.	339,048	11,735
*	AutoZone Inc.	29,011	9,260
	Brinker International Inc.	438,359	9,171
	Comcast Corp. Class A	400,100	8,362
*	AMC Networks Inc. Class A	251,048	8,021
*,^	Coinstar Inc.	175,663	7,027
*	GameStop Corp. Class A	303,473	7,010
	American Greetings Corp. Class A	374,291	6,924
*,^	Blue Nile Inc.	178,329	6,291
*	DISH Network Corp. Class A	245,142	6,143
	Time Warner Cable Inc.	97,158	6,089
	Sotheby's	192,036	5,294
	Dillard's Inc. Class A	120,827	5,254
	CBS Corp. Class B	255,835	5,214
*	MGM Resorts International	533,413	4,955
*	Apollo Group Inc. Class A	122,749	4,862
	Viacom Inc. Class B	124,110	4,808
	Lowe's Cos. Inc.	237,600	4,595
	Time Warner Inc.	145,305	4,355
	H&R Block Inc.	326,752	4,349
	Lear Corp.	97,300	4,174
*	Liberty Interactive Corp. Class A	244,036	3,604
*	ITT Educational Services Inc.	61,432	3,537
*	Pulte Group Inc.	895,109	3,536
*	Hanesbrands Inc.	140,387	3,511
*	K12 Inc.	119,865	3,052
*	Liberty Media Corp. - Liberty Capital Class A	44,434	2,938
	Royal Caribbean Cruises Ltd.	131,000	2,835
*	General Motors Co.	132,300	2,670
*	Ford Motor Co.	275,900	2,668
	Gannett Co. Inc.	241,600	2,302
	International Game Technology	157,171	2,284
*	Dollar Tree Inc.	28,704	2,156
	Polaris Industries Inc.	41,822	2,090
	Omnicom Group Inc.	56,224	2,071
	Express Inc.	97,527	1,979
	CBS Corp. Class A	85,148	1,755
*	TRW Automotive Holdings Corp.	51,300	1,679
*,^	CC Media Holdings Inc. Class A	292,110	1,665
	Ameristar Casinos Inc.	99,709	1,600
	Interpublic Group of Cos. Inc.	206,795	1,489
	Bob Evans Farms Inc.	47,725	1,361
*	Bed Bath & Beyond Inc.	23,300	1,335
	KB Home	227,133	1,331
*	Liberty Media Corp. - Liberty Starz Class A	17,561	1,116
*	Mohawk Industries Inc.	25,590	1,098
	Jakks Pacific Inc.	47,423	899
*	Red Robin Gourmet Burgers Inc.	36,818	887
	Walt Disney Co.	24,700	745
*	Madison Square Garden Co. Class A	31,721	723
*	Career Education Corp.	49,574	647
	Sturm Ruger & Co. Inc.	20,139	523
*	Cavco Industries Inc.	14,618	503
*	Discovery Communications Inc. Class A	12,827	483

12

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2011

			Market
			Value
		Shares	($000)
*	True Religion Apparel Inc.	17,622	475
*	Live Nation Entertainment Inc.	52,419	420
*	Biglari Holdings Inc.	1,130	335
*,^	Bridgepoint Education Inc.	16,759	292
*	Papa John's International Inc.	9,571	291
*	Discovery Communications Inc.	7,303	257
*	Pier 1 Imports Inc.	24,578	240
*	Iconix Brand Group Inc.	14,523	230
	CEC Entertainment Inc.	7,508	214
	Lincoln Educational Services Corp.	22,932	186
*	Standard Pacific Corp.	72,644	179
*	Office Depot Inc.	68,658	141
*	Ascent Capital Group Inc. Class A	2,330	92
*	Sun-Times Media Group Inc. Class A	130,959	—
			307,057
Consumer Staples (6.0%)
	Philip Morris International Inc.	526,803	32,862
	Costco Wholesale Corp.	355,216	29,171
	Lorillard Inc.	233,253	25,821
	Tyson Foods Inc. Class A	1,455,771	25,272
	Kroger Co.	830,779	18,244
*	Smithfield Foods Inc.	611,952	11,933
	Estee Lauder Cos. Inc. Class A	120,358	10,572
	Altria Group Inc.	329,737	8,840
	ConAgra Foods Inc.	361,533	8,756
	Bunge Ltd.	123,337	7,189
*	Constellation Brands Inc. Class A	272,500	4,905
	Dr Pepper Snapple Group Inc.	107,038	4,151
	PepsiCo Inc.	56,849	3,519
	Walgreen Co.	97,051	3,192
	Wal-Mart Stores Inc.	30,999	1,609
	Universal Corp.	22,998	825
*	Omega Protein Corp.	52,359	476
	Fresh Del Monte Produce Inc.	10,956	254
	SUPERVALU Inc.	16,485	110
	Flowers Foods Inc.	1	—
			197,701
Energy (2.5%)
	ConocoPhillips	478,267	30,284
	Chevron Corp.	306,977	28,402
	Devon Energy Corp.	82,490	4,573
	Marathon Oil Corp.	209,200	4,515
	Marathon Petroleum Corp.	119,900	3,244
	SEACOR Holdings Inc.	33,661	2,700
	Transocean Ltd.	56,500	2,697
	Anadarko Petroleum Corp.	36,200	2,282
	EOG Resources Inc.	23,282	1,653
	Valero Energy Corp.	92,066	1,637
	National Oilwell Varco Inc.	18,814	964
	Baker Hughes Inc.	11,500	531
			83,482
Financials (6.4%)
	Annaly Capital Management Inc.	1,194,736	19,869
	Capital One Financial Corp.	430,344	17,055
*	Berkshire Hathaway Inc. Class B	230,672	16,387
	SL Green Realty Corp.	239,079	13,902
	Citigroup Inc.	460,128	11,789
	Legg Mason Inc.	403,172	10,366
	Bank of America Corp.	1,540,431	9,427
	American Express Co.	175,146	7,864
	Discover Financial Services	339,716	7,793
	Lazard Ltd. Class A	342,607	7,229
	Travelers Cos. Inc.	147,100	7,168

13

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2011

			Market
			Value
		Shares	($000)
	JPMorgan Chase & Co.	229,895	6,924
*	CB Richard Ellis Group Inc. Class A	495,092	6,664
	KeyCorp	1,109,003	6,576
*,^	MBIA Inc.	784,137	5,701
	Moody's Corp.	176,803	5,384
	Cash America International Inc.	84,800	4,338
	Prosperity Bancshares Inc.	112,260	3,669
	Mercury General Corp.	87,648	3,361
	M&T Bank Corp.	46,082	3,221
*	CIT Group Inc.	103,891	3,155
	PNC Financial Services Group Inc.	64,040	3,086
	Huntington Bancshares Inc.	606,918	2,913
*	PHH Corp.	178,545	2,871
*	Markel Corp.	7,262	2,594
	New York Community Bancorp Inc.	185,390	2,206
	Regions Financial Corp.	536,400	1,786
	Commerce Bancshares Inc.	49,303	1,713
	Assurant Inc.	47,526	1,701
*	World Acceptance Corp.	29,681	1,661
*	CNO Financial Group Inc.	303,005	1,639
^	Federated Investors Inc. Class B	87,649	1,537
	Synovus Financial Corp.	1,113,400	1,191
	Interactive Brokers Group Inc.	84,773	1,181
	Astoria Financial Corp.	132,654	1,020
	Progressive Corp.	55,570	987
*	First Cash Financial Services Inc.	19,634	824
	Bank of Hawaii Corp.	21,895	797
*	MGIC Investment Corp.	315,122	589
	American Equity Investment Life Holding Co.	62,120	544
	Republic Bancorp Inc. Class A	27,308	484
	Reinsurance Group of America Inc. Class A	9,045	416
*	Ezcorp Inc. Class A	13,875	396
	Ameriprise Financial Inc.	9,332	367
	Symetra Financial Corp.	43,115	351
	Advance America Cash Advance Centers Inc.	45,200	333
^	RAIT Financial Trust	92,340	313
	Community Bank System Inc.	12,390	281
	PS Business Parks Inc.	5,074	251
*	National Financial Partners Corp.	22,384	245
	Maiden Holdings Ltd.	32,585	241
	CommonWealth REIT	12,352	234
	Calamos Asset Management Inc. Class A	17,710	177
*	Washington Mutual Inc.	166,300	12
			212,783
Health Care (5.8%)
	Eli Lilly & Co.	687,994	25,435
	UnitedHealth Group Inc.	548,152	25,281
	WellPoint Inc.	361,203	23,579
	Humana Inc.	242,757	17,656
*	Forest Laboratories Inc.	547,085	16,845
	Aetna Inc.	452,126	16,435
	Pfizer Inc.	813,300	14,379
	Johnson & Johnson	146,200	9,314
*	Gilead Sciences Inc.	206,200	8,000
	Merck & Co. Inc.	217,599	7,118
*	Par Pharmaceutical Cos. Inc.	151,646	4,037
*	AMERIGROUP Corp.	97,069	3,787
*	Magellan Health Services Inc.	61,045	2,948
*	Centene Corp.	74,328	2,131
	Bristol-Myers Squibb Co.	64,062	2,010
*	Waters Corp.	26,521	2,002
*	Molina Healthcare Inc.	127,965	1,976
*	WellCare Health Plans Inc.	41,462	1,575
*	Health Management Associates Inc. Class A	209,900	1,452

14

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2011

			Market
			Value
		Shares	($000)
	CIGNA Corp.	31,542	1,323
	Medicis Pharmaceutical Corp. Class A	35,871	1,308
*	Intuitive Surgical Inc.	3,069	1,118
*	Medco Health Solutions Inc.	13,800	647
*	Jazz Pharmaceuticals Inc.	9,106	378
	PDL BioPharma Inc.	61,201	340
*	Hi-Tech Pharmacal Co. Inc.	10,067	338
*	Impax Laboratories Inc.	15,456	277
*	Triple-S Management Corp. Class B	13,306	223
*	Greatbatch Inc.	10,299	206
*	Depomed Inc.	35,716	193
*	Health Net Inc.	7,574	180
*	Sun Healthcare Group Inc.	22,294	60
			192,551
Industrials (2.9%)
	Northrop Grumman Corp.	548,778	28,624
*	Kansas City Southern	319,163	15,945
*	Delta Air Lines Inc.	1,583,917	11,879
	Towers Watson & Co. Class A	189,563	11,332
	Viad Corp.	305,697	5,191
	Ingersoll-Rand plc	175,048	4,917
	Raytheon Co.	78,679	3,216
*	AMR Corp.	925,604	2,740
*	US Airways Group Inc.	488,743	2,688
	Expeditors International of Washington Inc.	46,439	1,883
	Deere & Co.	22,424	1,448
*	Stericycle Inc.	12,676	1,023
*,^	Ultrapetrol Bahamas Ltd.	363,983	826
*	Hawaiian Holdings Inc.	159,762	673
*	URS Corp.	19,509	579
*	AGCO Corp.	15,400	532
	Pitney Bowes Inc.	26,200	493
	Heidrick & Struggles International Inc.	28,147	463
	Deluxe Corp.	18,781	349
*	Consolidated Graphics Inc.	7,804	285
	Alliant Techsystems Inc.	4,303	235
*	GenCorp Inc.	52,040	234
	Insperity Inc.	10,157	226
*	ICF International Inc.	11,524	217
	JB Hunt Transport Services Inc.	5,521	199
*	Huntington Ingalls Industries Inc.	4,416	107
			96,304
Information Technology (4.4%)
*	Apple Inc.	68,490	26,107
*	Gartner Inc.	332,467	11,593
*	eBay Inc.	339,541	10,013
*	Flextronics International Ltd.	1,609,149	9,059
*	Western Digital Corp.	350,228	9,008
	Hewlett-Packard Co.	395,642	8,882
*	CACI International Inc. Class A	135,435	6,764
*	Alliance Data Systems Corp.	66,211	6,138
*	LSI Corp.	1,046,539	5,421
	Corning Inc.	429,444	5,308
*	Dell Inc.	337,300	4,773
	Microsoft Corp.	187,113	4,657
	DST Systems Inc.	104,406	4,576
*	Lam Research Corp.	112,600	4,277
*	Vishay Intertechnology Inc.	467,877	3,911
	Applied Materials Inc.	367,800	3,807
	Sapient Corp.	338,788	3,435
	Computer Sciences Corp.	100,202	2,690
	FLIR Systems Inc.	101,717	2,548
*	Google Inc. Class A	4,949	2,546
	Mastercard Inc. Class A	7,627	2,419

15

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2011

			Market
			Value
		Shares	($000)
Forrester Research Inc.		73,198	2,380
Xerox Corp.		316,371	2,205
* VistaPrint NV		43,165	1,167
Cisco Systems Inc.		67,600	1,047
* AOL Inc.		57,835	694
* Photronics Inc.		83,300	415
* Lexmark International Inc. Class A		14,154	383
Mantech International Corp. Class A		11,706	367
* Hackett Group Inc.		94,592	353
* Kemet Corp.		23,369	167
			147,110
Materials (1.5%)
Domtar Corp.		149,766	10,210
Freeport-McMoRan Copper & Gold Inc.		258,856	7,882
Monsanto Co.		94,297	5,662
Scotts Miracle-Gro Co. Class A		122,405	5,459
Dow Chemical Co.		161,200	3,621
LyondellBasell Industries NV Class A		136,266	3,329
Praxair Inc.		17,943	1,677
Alcoa Inc.		169,000	1,617
Boise Inc.		305,516	1,579
* AbitibiBowater Inc.		78,674	1,180
Minerals Technologies Inc.		22,108	1,089
Cabot Corp.		39,723	984
Innophos Holdings Inc.		23,742	947
Buckeye Technologies Inc.		35,630	859
* OM Group Inc.		26,610	691
* KapStone Paper and Packaging Corp.		44,552	619
* Ferro Corp.		70,049	431
Sherwin-Williams Co.		5,502	409
PH Glatfelter Co.		27,000	357
Stepan Co.		5,024	337
Myers Industries Inc.		22,426	228
* Mercer International Inc.		23,757	162
			49,329
Telecommunication Services (0.3%)
* NII Holdings Inc.		210,534	5,674
* Level 3 Communications Inc.		2,159,498	3,217
Telephone & Data Systems Inc.		53,023	1,127
* Cincinnati Bell Inc.		118,179	365
* Vonage Holdings Corp.		24,536	64
			10,447
Utilities (0.2%)
DTE Energy Co.		66,000	3,235
NV Energy Inc.		190,400	2,801
Portland General Electric Co.		47,225	1,119
CMS Energy Corp.		27,800	550
			7,705

			1,304,469

Total Common Stocks (Cost $3,179,559)			3,217,820

			Market
			Value
	Coupon	Shares	($000)

Preferred Stocks (0.0%)
Malaysian Airline System Bhd. Pfd. (Cost $75)	30.000%	183,333	53

16

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

Convertible Bonds (0.1%)
Consumer Discretionary (0.0%)
	Sotheby's Cvt.	3.125%	6/15/13	—	—

Financials (0.0%)
2	SL Green Operating Partnership LP Cvt.	3.000%	3/30/27	1,032	1,024

Industrials (0.0%)
	AMR Corp. Cvt.	6.250%	10/15/14	452	267
	US Airways Group Inc. Cvt.	7.250%	5/15/14	184	267
					534
Telecommunication Services (0.1%)
	NII Holdings Inc. Cvt.	3.125%	6/15/12	2,998	3,021

Total Convertible Bonds (Cost $3,922)					4,579

					Market
					Value
		Coupon		Shares	($000)

Temporary Cash Investments (4.1%)[1]
Money Market Fund (3.8%)
3,4	Vanguard Market Liquidity Fund	0.144%		126,718,258	126,718

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.3%)
5,6	Fannie Mae Discount Notes	0.070%	10/4/11	3,000	3,000
5,6	Fannie Mae Discount Notes	0.080%	12/19/11	300	300
5,6	Fannie Mae Discount Notes	0.075%	12/21/11	3,000	2,999
5,7	Federal Home Loan Bank Discount Notes	0.060%	12/2/11	600	600
5,6	Freddie Mac Discount Notes	0.070%	10/7/11	1,100	1,100

					7,999

Total Temporary Cash Investments (Cost $134,718)					134,717

Total Investments (100.8%) (Cost $3,318,274)					3,357,169
Other Assets and Liabilities—Net (-0.8%)[4,6]					(27,222)
Net Assets (100%)					3,329,947

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $11,530,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.8% and 1.8%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the aggregate value of these securities was $4,569,000, representing 0.1% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $13,650,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $5,899,000 and cash of $500,000 have been segregated as initial margin for open futures contracts.
7 Securities with a value of $600,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.
REIT—Real Estate Investment Trust.

17

pwc

Report of Independent Registered Public Accounting Firm

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Global Equity Fund (the "Fund") as of September 30, 2011 and for the period then ended and have issued our unqualified report thereon dated November 15, 2011. Our audit included an audit of the Fund's schedule of investments as of September 30, 2011. This schedule of investments is the responsibility of the Fund's management. Our responsibility is to express an opinion on this schedule of investments based on our audit.

In our opinion, the accompanying schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

November 15, 2011

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

18

© 2011 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 1290 112011

Annual Report | September 30, 2011

Vanguard Strategic Small-Cap
Equity Fund

> Vanguard Strategic Small-Cap Equity Fund returned 0.20% for the fiscal year ended September 30, 2011.

> The fund outpaced its benchmark and its peer-group average, both of which posted negative returns for the period.

> Market dynamics favored the fund’s quantitative strategy during fiscal 2011.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2011

Total
Returns
Vanguard Strategic Small-Cap Equity Fund	0.20%
MSCI US Small Cap 1750 Index	-2.29
Small-Cap Core Funds Average	-3.26
Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2010 , Through September 30, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$16.53	$16.44	$0.140	$0.000

1

Chairman’s Letter

Dear Shareholder,

The market environment during the 12 months ended September 30 favored the Strategic Small-Cap Equity Fund’s quantitative strategy, helping your fund to outpace its comparative standards for the second year in a row. The fund returned 0.20% for the fiscal year, compared with the –2.29% return of its benchmark, the MSCI US Small Cap 1750 Index, and the –3.26% average return of its peers. The advisor’s stock selection accounted for much of the fund’s outperformance. This included stocks in sectors that registered positive results, such as consumer discretionary, as well as those in declining sectors, such as financials and information technology.

If you hold shares in a taxable account, you may wish to review the table and discussion of after-tax returns for the fiscal year, based on the highest tax bracket, later in this report.

A swift change in sentiment weighed on stock prices
Global stock markets rallied through the first half of the fiscal year as corporate earnings surged and the economic recovery seemed to be gathering steam. In the second half, however, stock prices tumbled as economic indicators took a turn for the worse and U.S. and European policymaking strife dominated the headlines. (Standard & Poor’s, the ratings agency, downgraded the U.S. credit rating, in large part because of the political gridlock on display during the debt-ceiling debate.

2

Vanguard’s confidence in the “full faith and credit” of the U.S. Treasury remains unshaken.)

The U.S. stock market’s second-half weakness sapped its first-half strength. The broad market returned 0.31% for the full 12 months. International stocks, which gained less at the start of the year and lost more at the end, returned –10.81% in U.S. dollars.

Bond prices rallied as optimism faded
The stock market’s pattern of strength and weakness was inverted in the bond market. Early in the year, bond prices retreated, consistent with investor optimism about economic growth. Later in the year, as optimism gave way to anxiety, bond prices surged, driving yields to remarkable lows. At the end of September, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 1.93%. Bond indexes recorded impressive returns, though it’s worth noting that shrinking yields imply lower returns on prospective investments.

The yields of money market instruments hovered near zero, as they have since December 2008, when the Federal Reserve cut its target for short-term interest rates to between 0% and 0.25%. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.91%	1.61%	-0.91%
Russell 2000 Index (Small-caps)	-3.53	-0.37	-1.02
Dow Jones U.S. Total Stock Market Index	0.31	1.75	-0.57
MSCI All Country World Index ex USA (International)	-10.81	0.52	-1.57

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.26%	7.97%	6.53%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.88	8.08	5.01
Citigroup Three-Month U.S. Treasury Bill Index	0.11	0.19	1.61

CPI
Consumer Price Index	3.87%	1.22%	2.26%

3

Good choices of stocks underlay the fund’s return
Strategic Small-Cap Equity Fund, one of Vanguard’s younger funds, relies on sophisticated computer models to select stocks. The models sift through the financial characteristics of thousands of stocks in an effort to uncover those that have the fundamental strengths to produce outstanding performance over time.

After posting an almost 13% return in its first full fiscal year, the fund suffered double-digit losses in fiscal 2008 and 2009 (as did most stock mutual funds) in the wake of the financial crisis and accompanying bear market. The fund produced positive returns in both fiscal 2010 and fiscal 2011.

In its latest fiscal year, the fund was aided by a change in the market environment. Previously, broad swaths of the stock market had moved in lockstep as investors reacted to broad economic concerns, such as fears of another domestic recession and sovereign debt defaults in Europe and even the United States. This correlation made it difficult for quantitative models to differentiate among stocks. As stocks reverted to more historically normal out-of-step behavior, the models were better able to sort them.

During the year, the fund benefited from the advisor’s stock selection process even when stocks were falling. The financial sector in the benchmark, for example, fell about –9% for the fiscal year, but the fund’s financial holdings declined by

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Small-Cap Equity Fund	0.48%	1.38%

The fund expense ratio shown is from the prospectus dated January 26, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the fund’s expense ratio was 0.38%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Small-Cap Core Funds.

4

about –2%. Similarly, the advisor’s selection of information technology stocks declined by about –1%, while the benchmark’s technology segment fell by about –4%. On the upside, the advisor’s consumer discretionary holdings rose even as the benchmark’s sector return fell.

Some holdings dragged on performance, such as the advisor’s selections among economically sensitive materials stocks, which declined at a far faster pace than those in the benchmark index. The fund’s telecommunication holdings also produced a negative return though the sector rose in the benchmark. The advisor’s report describes in more detail the performance of individual stocks in the fund’s portfolio, as well as that of the models used to select them.

Long-term returns reflect a tough period for stocks
Despite the latest two years of positive results for Strategic Small-Cap Equity Fund, the years of the financial crisis and bear market weigh especially heavily on longer-term results because the fund is so new. Over the almost 5½ years of its existence, the fund returned an average –2.50% per year, in step with the average return of its small-cap core fund peers (–2.38%) but behind that of its benchmark index (–0.40%).

As I noted earlier, during the past fiscal year the market environment favored the fund’s strategy, which differentiates among individual stocks in terms of quality, after a period during which it was difficult to do so. Such turns of events aren’t

Total Returns
Inception Through September 30, 2011
Average
Annual Return
Strategic Small-Cap Equity Fund (Returns since inception: 4/24/2006)	-2.50%
MSCI US Small Cap 1750 Index	-0.40
Small-Cap Core Funds Average	-2.38
Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

unusual; different investing strategies, like stocks themselves, experience periods of strength and weakness. We’re confident that, over time, the highly disciplined approach used by the fund’s advisor, Vanguard Quantitative Equity Group, will provide competitive returns to investors while maintaining the risk profile of the fund’s benchmark.

Balance and diversification make for a smoother ride in bumpy markets
Toward the end of the reporting period—for much of August—stocks were extremely volatile as concerns about a possible double-dip domestic recession and a weakening of the Eurozone reached a crescendo before receding somewhat. According to recent Vanguard research,* such market turbulence isn’t unusual if viewed from a wider perspective. Of course, it certainly didn’t feel that way in August, at least in comparison with the relative calm of the preceding months. But the Vanguard researchers found that radical volatility has accompanied other broad-ranging periods of stress, the 2008–2009 global financial crisis being a notable example.

The implications for investors: Greater-than-normal volatility tied to broad economic and financial angst is to be expected from time to time, although we can never know for certain when it will occur. During such periods, the Vanguard research shows, the ride for a stock-heavy portfolio has been a lot bumpier than that

A note on expense ratios
The Expense Ratios table in each report’s Chairman’s Letter displays fund expense ratios from the most recent prospectus. These figures include the funds’ actual operating expenses. For some funds, the figures also include “acquired fund fees and expenses,” which result from the funds’ holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in a fund’s expense ratio, these fees are not incurred by the fund. They have no impact on a fund’s total return or on its tracking error relative to an index.
A footnote to the Expense Ratios table reports an annualized calculation of the fund’s actual expenses for the period, a more accurate tally of the operating costs incurred by shareholders.

*The commentary, August 2011 stock market volatility: Extraordinary or ‘ordinary’?, is available on vanguard.com.

6

of a portfolio that also included meaningful allocations to broad-based bond investments and/or cash.

The historical results reinforce one of the most basic investment beliefs: Your investing strategy will benefit if it is built on a balanced and diversified portfolio. Strategic Small-Cap Equity Fund can play an important role as one element of such a plan.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 17, 2011

7

Advisor’s Report

For the fiscal year ended September 30, 2011, the Strategic Small-Cap Equity Fund returned 0.20%, outpacing the return of its benchmark index, the MSCI US Small Cap 1750 Index, by about 2.5 percentage points.

What a contrast between the two halves of the period. When we reported to you six months ago, the fund had risen 27.56%. Since then—and particularly during the last three months—equities in the United States and abroad, both large and small, have sold off strongly. The pullback and increasing overall market volatility were driven by continued worries of a stalling U.S. economy, a lack of improvement in the employment picture, and the unresolved European sovereign debt crisis.

Most economists are still not forecasting a U.S. recession, but many have reduced their growth estimates for the next year or two, and this has cast a cloud of doubt over the near-term prospects for equities. Amid so much uncertainty, many investors have reduced their exposure in favor of traditional safe havens—U.S. Treasuries, the U.S. dollar, and gold. In the coming months, they’ll be looking to U.S. and European leaders for fresh solutions as well as forecasts of U.S. corporate earnings to help determine market direction.

Small-capitalization stocks, the focus of your fund, trailed their large-company counterparts by 3 percentage points for the full year: The benchmark index returned –2.29% and the MSCI US Broad Market Index returned 0.70%. Stocks of utilities, consumer staples, and telecommunications companies led the way; financial and industrial company results lagged.

The fund’s results
While overall portfolio performance was influenced by the macro factors described above, our approach to investing focuses on fundamentals. As we believe there is no single indicator for identifying attractive stocks, our company evaluation process is based on computerized models that are diversified across multiple factors: valuation, growth, quality, management decisions, and market sentiment. For the fiscal year, our growth, management decisions, and valuation indicators were the most effective in leading us to better the benchmark return, while quality and market sentiment were less so.

Our stock selection results outperformed the benchmark in eight of ten sectors and were strongest in financials, consumer discretionary, and technology. In financials, avoiding the worst-performing stocks lifted our relative returns. Tempur-Pedic

8

and Domino’s Pizza led in consumer discretionary, while OPNET Technologies and Liquidity Services contributed most to information technology. Stock selection was disappointing among our holdings of materials and telecommunications stocks. Ferro and Hecla Mining in the materials sector and Vonage Holdings in telecommunications did not perform as expected.

Final thoughts
While we cannot predict how political or economic events will affect the markets, we are confident that stocks can provide worthwhile returns for long-term investors. With that in mind, we believe that equity exposure can continue to play an important part in a diversified investment plan.

We thank you for your investment and look forward to the coming year.

James P. Stetler
Principal and Portfolio Manager
Vanguard Quantitative Equity Group
October 20, 2011

9

Strategic Small-Cap Equity Fund

Fund Profile
As of September 30, 2011

Portfolio Characteristics
			DJ
		MSCI US	U.S. Total
		Small Cap	Market
	Fund	1750 Index	Index
Number of Stocks	317	1,707	3,717
Median Market Cap	$1.3B	$1.4B	$28.7B
Price/Earnings Ratio	13.2x	18.2x	13.6x
Price/Book Ratio	1.8x	1.6x	1.9x
Return on Equity	9.9%	10.2%	19.1%
Earnings Growth Rate	8.7%	4.8%	7.3%
Dividend Yield	1.5%	1.6%	2.2%
Foreign Holdings	0.3%	0.0%	0.0%
Turnover Rate	64%	—	—
Ticker Symbol	VSTCX	—	—
Expense Ratio[1]	0.48%	—	—
30-Day SEC Yield	1.10%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
		MSCI US	U.S. Total
		Small Cap	Market
	Fund 1750 Index		Index
Consumer
Discretionary	14.0%	14.0%	12.2%
Consumer Staples	3.9	3.4	11.0
Energy	5.2	5.4	10.3
Financials	21.4	21.2	14.3
Health Care	12.4	12.1	11.7
Industrials	15.1	15.6	10.6
Information
Technology	16.8	16.7	19.4
Materials	5.7	6.2	4.0
Telecommunication
Services	0.6	1.0	2.8
Utilities	4.9	4.4	3.7

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Small Cap	Market
	1750 Index	Index
R-Squared	0.99	0.94
Beta	0.96	1.22

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Cooper Cos. Inc.	Health Care
	Supplies	0.9%
Waste Connections Inc.	Environmental &
	Facilities Services	0.8
MICROS Systems Inc.	Systems Software	0.8
Polaris Industries Inc.	Leisure Products	0.8
Tempur-Pedic
International Inc.	Home Furnishings	0.8
Gartner Inc.	It Consulting &
	Other Services	0.8
ProAssurance Corp.	Property & Casualty
	Insurance	0.7
Cepheid Inc.	Biotechnology	0.7
Cubist Pharmaceuticals
Inc.	Biotechnology	0.7
Alaska Air Group Inc.	Airlines	0.7
Top Ten		7.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 26, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the expense ratio was 0.38%.

10

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 24, 2006, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/24/2006)	Investment
Strategic Small-Cap Equity Fund	0.20%	-1.74%	-2.50%	$8,715
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	-0.28	9,849
MSCI US Small Cap 1750 Index	-2.29	0.62	-0.40	9,783
Small-Cap Core Funds Average	-3.26	-1.38	-2.38	8,775

Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

11

Strategic Small-Cap Equity Fund

Fiscal-Year Total Returns (%): April 24, 2006, Through September 30, 2011

12

Strategic Small-Cap Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (13.9%)
	Polaris Industries Inc.	35,900	1,794
*	Tempur-Pedic
	International Inc.	33,700	1,773
	Brinker International Inc.	72,600	1,519
	Dillard’s Inc. Class A	33,600	1,461
*	Domino’s Pizza Inc.	50,900	1,387
	Express Inc.	67,800	1,376
	Finish Line Inc. Class A	67,100	1,341
*	Panera Bread Co. Class A	12,200	1,268
*,^	Coinstar Inc.	30,600	1,224
	Williams-Sonoma Inc.	37,818	1,164
	Foot Locker Inc.	57,300	1,151
*	ANN Inc.	49,100	1,121
	Sinclair Broadcast Group Inc.
	Class A	152,304	1,092
*	Crocs Inc.	42,900	1,015
	Weight Watchers
	International Inc.	16,900	984
	American Greetings Corp.
	Class A	48,600	899
*	Lions Gate Entertainment
	Corp.	114,300	789
*	TRW Automotive Holdings
	Corp.	23,760	778
*	Pier 1 Imports Inc.	79,100	774
	Sotheby’s	27,300	753
*	Sally Beauty Holdings Inc.	45,000	747
*	iRobot Corp.	27,800	699
*	Dana Holding Corp.	61,200	643
*	Saks Inc.	68,600	600
	Ameristar Casinos Inc.	36,000	578
*	Biglari Holdings Inc.	1,947	577
	Movado Group Inc.	46,000	560
	DSW Inc. Class A	11,600	536
	Oxford Industries Inc.	12,500	429
*	Papa John’s International
	Inc.	13,615	414

			Market
			Value
		Shares	($000)
*	Journal Communications
	Inc.
	Class A	135,075	401
*	Cheesecake Factory Inc.	15,200	375
	Cato Corp. Class A	11,000	248
*	American Axle &
	Manufacturing Holdings
	Inc.	24,700	188
	Rent-A-Center Inc.	6,400	176
*	Ulta Salon Cosmetics &
	Fragrance Inc.	2,600	162
			30,996
Consumer Staples (3.9%)
	B&G Foods Inc. Class A	79,500	1,326
*	Boston Beer Co. Inc.
	Class A	16,800	1,221
*	Susser Holdings Corp.	55,100	1,098
*	Rite Aid Corp.	867,100	850
	Coca-Cola Bottling Co.
	Consolidated	13,000	721
	Ruddick Corp.	18,100	706
	Nu Skin Enterprises Inc.
	Class A	16,500	669
	Fresh Del Monte Produce
	Inc.	28,400	659
*	BJ’s Wholesale Club Inc.	9,100	466
	SUPERVALU Inc.	65,100	434
	Herbalife Ltd.	2,800	150
	J&J Snack Foods Corp.	2,900	139
	National Beverage Corp.	8,800	133
	Corn Products International
	Inc.	2,000	78
*	Dole Food Co. Inc.	2,700	27
			8,677
Energy (5.2%)
	SEACOR Holdings Inc.	18,900	1,516
*	CVR Energy Inc.	46,800	989
	Delek US Holdings Inc.	83,700	943
	RPC Inc.	56,450	921

13

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
*	Complete Production
	Services Inc.	48,000	905
	HollyFrontier Corp.	33,634	882
	Crosstex Energy Inc.	63,600	857
	W&T Offshore Inc.	61,200	842
*	Stone Energy Corp.	48,800	791
*	Energy Partners Ltd.	62,300	690
*	OYO Geospace Corp.	12,100	681
	Core Laboratories NV	6,900	620
*	Gulfport Energy Corp.	14,300	346
*	Newpark Resources Inc.	38,000	232
*	Swift Energy Co.	6,700	163
*	Tetra Technologies Inc.	16,300	126
*	Cloud Peak Energy Inc.	4,200	71
			11,575
Financials (21.2%)
	ProAssurance Corp.	23,200	1,671
	RLI Corp.	24,300	1,545
	Erie Indemnity Co. Class A	20,600	1,466
*	Signature Bank	30,300	1,446
	Nelnet Inc. Class A	75,648	1,421
*	World Acceptance Corp.	24,100	1,348
*	Credit Acceptance Corp.	20,110	1,294
	Bank of the Ozarks Inc.	59,600	1,247
	Allied World Assurance Co.
	Holdings AG	21,400	1,149
	East West Bancorp Inc.	72,900	1,087
	Cash America International
	Inc.	21,213	1,085
	Taubman Centers Inc.	19,300	971
	Apartment Investment &
	Management Co.	40,000	885
*	American Capital Ltd.	128,800	878
	DDR Corp.	78,300	854
	Southside Bancshares Inc.	45,820	825
	Entertainment Properties
	Trust	20,900	815
*	CNO Financial Group Inc.	150,300	813
	WesBanco Inc.	46,911	812
	Meadowbrook Insurance
	Group Inc.	88,400	788
	Extra Space Storage Inc.	41,500	773
	Post Properties Inc.	22,200	771
	Equity Lifestyle Properties
	Inc.	12,200	765
	Potlatch Corp.	24,100	760
	National Health Investors
	Inc.	17,100	720
	Omega Healthcare
	Investors Inc.	43,600	695
	Amtrust Financial Services
	Inc.	30,500	679
	Prosperity Bancshares Inc.	20,700	677
	MarketAxess Holdings Inc.	25,800	671
	Sun Communities Inc.	19,000	669

			Market
			Value
		Shares	($000)
	Infinity Property &
	Casualty Corp.	12,600	661
	1st Source Corp.	31,599	658
	CBL & Associates
	Properties Inc.	56,500	642
	Colonial Properties Trust	34,070	619
	Lexington Realty Trust	91,700	600
	Brandywine Realty Trust	74,400	596
*	CubeSmart	68,600	585
*	Forest City Enterprises Inc.
	Class A	54,700	583
*	Strategic Hotels &
	Resorts Inc.	134,600	580
	Community Bank
	System Inc.	25,400	576
	National Retail
	Properties Inc.	21,100	567
	Provident Financial
	Services Inc.	52,500	564
	First Financial Corp.	20,400	561
	CapitalSource Inc.	91,000	559
	Medical Properties
	Trust Inc.	62,200	557
*	First Industrial Realty
	Trust Inc.	64,900	519
	Universal Health Realty
	Income Trust	15,300	514
	Ashford Hospitality
	Trust Inc.	72,800	511
*	Tejon Ranch Co.	19,900	475
	UMB Financial Corp.	13,800	443
	Ramco-Gershenson
	Properties Trust	53,800	441
	Kite Realty Group Trust	117,600	430
	Trustmark Corp.	23,222	422
	Pennsylvania Real Estate
	Investment Trust	46,426	359
*	Nara Bancorp Inc.	52,600	319
	Camden Property Trust	5,400	298
	City Holding Co.	10,462	282
	Chemical Financial Corp.	18,000	276
	Advance America Cash
	Advance Centers Inc.	36,730	270
	American Capital Agency
	Corp.	9,700	263
	ViewPoint Financial Group	22,950	263
	Dime Community
	Bancshares Inc.	25,300	256
	Astoria Financial Corp.	31,100	239
	Alexander’s Inc.	600	217
	FBL Financial Group Inc.
	Class A	8,000	213
	Essex Property Trust Inc.	1,600	192
	Fulton Financial Corp.	24,700	189
*	Ezcorp Inc. Class A	6,300	180

14

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	NBT Bancorp Inc.	8,600	160
	Community Trust
	Bancorp Inc.	6,600	154
	Cardinal Financial Corp.	17,700	153
	International Bancshares
	Corp.	11,100	146
	Washington Trust Bancorp
	Inc.	6,900	137
	Douglas Emmett Inc.	6,500	111
	MainSource Financial
	Group Inc.	11,200	98
	GAMCO Investors Inc.	2,200	87
	Camden National Corp.	2,200	60
*	FPIC Insurance Group Inc.	1,100	46
	BRE Properties Inc.	500	21
			47,232
Health Care (12.4%)
	Cooper Cos. Inc.	24,400	1,931
*	Cepheid Inc.	43,000	1,670
*	Cubist Pharmaceuticals Inc.	46,800	1,653
*	Magellan Health Services
	Inc.	32,800	1,584
*	WellCare Health Plans Inc.	36,900	1,401
*	Par Pharmaceutical Cos. Inc.	47,800	1,272
*	Arthrocare Corp.	43,700	1,257
*	AVEO Pharmaceuticals Inc.	80,668	1,241
	Invacare Corp.	51,200	1,180
*	Team Health Holdings Inc.	70,300	1,154
*	AMERIGROUP Corp.	28,200	1,100
	PDL BioPharma Inc.	196,000	1,088
	Medicis Pharmaceutical
	Corp. Class A	26,100	952
*	Questcor Pharmaceuticals
	Inc.	33,300	908
*	LifePoint Hospitals Inc.	22,400	821
*	Health Management
	Associates Inc. Class A	117,000	810
	Chemed Corp.	13,900	764
	STERIS Corp.	25,200	737
*	Targacept Inc.	45,400	681
*	Medicines Co.	44,200	658
*	Molina Healthcare Inc.	41,709	644
*	Healthspring Inc.	16,200	591
	National Healthcare Corp.	17,700	572
*	Air Methods Corp.	8,300	528
*	Arqule Inc.	58,000	293
*	Sirona Dental Systems Inc.	6,500	276
*	Greatbatch Inc.	13,600	272
*	Thoratec Corp.	8,300	271
*	Impax Laboratories Inc.	13,000	233
*	Triple-S Management Corp.
	Class B	9,700	162
*	Idenix Pharmaceuticals Inc.	32,400	162
*	Akorn Inc.	19,000	148
*	Medivation Inc.	8,200	139

			Market
			Value
		Shares	($000)
	Atrion Corp.	500	104
*	Genomic Health Inc.	4,500	99
*	Enzon Pharmaceuticals Inc.	13,600	96
*	Durect Corp.	59,400	96
	Assisted Living Concepts
	Inc. Class A	1,900	24
			27,572
Industrials (15.0%)
	Waste Connections Inc.	55,300	1,870
*	Alaska Air Group Inc.	28,800	1,621
	Kennametal Inc.	43,500	1,424
	Gardner Denver Inc.	21,300	1,354
*	MasTec Inc.	71,200	1,254
*	Orbital Sciences Corp.	94,000	1,203
*	Colfax Corp.	54,500	1,104
	Toro Co.	21,600	1,064
	Brady Corp. Class A	40,200	1,063
	Applied Industrial
	Technologies Inc.	37,200	1,010
	Albany International Corp.	55,100	1,006
*	United Rentals Inc.	57,800	973
*	Kadant Inc.	54,285	964
*	Corrections Corp. of
	America	40,500	919
	Deluxe Corp.	48,000	893
*	Sauer-Danfoss Inc.	29,700	858
*	Trimas Corp.	57,300	851
*	EnerSys	41,576	832
	Cascade Corp.	24,691	824
	Timken Co.	24,900	817
*	WESCO International Inc.	23,900	802
	Armstrong World
	Industries Inc.	23,200	799
*	Avis Budget Group Inc.	81,000	783
*	Amerco Inc.	12,200	762
	Macquarie Infrastructure
	Co. LLC	31,100	698
*	Consolidated Graphics Inc.	18,600	679
	Steelcase Inc. Class A	103,300	652
	Cubic Corp.	16,600	649
	Actuant Corp. Class A	31,500	622
	Belden Inc.	24,100	622
	NACCO Industries Inc.
	Class A	9,342	592
	Douglas Dynamics Inc.	45,479	581
*	Exponent Inc.	12,000	496
	Standex International Corp.	12,800	399
	Werner Enterprises Inc.	18,900	394
	G&K Services Inc. Class A	12,500	319
	Herman Miller Inc.	15,400	275
*	US Airways Group Inc.	48,400	266
	United Stationers Inc.	8,200	223
*	WABCO Holdings Inc.	5,800	220
*	Dollar Thrifty Automotive
	Group Inc.	3,245	183

15

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Knoll Inc.	11,000	151
*	Korn/Ferry International	10,800	132
	HEICO Corp.	2,375	117
	HEICO Corp. Class A	3,125	105
			33,425
Information Technology (16.7%)
*	MICROS Systems Inc.	41,200	1,809
*	Gartner Inc.	50,200	1,750
*	CACI International Inc.
	Class A	28,900	1,443
*	Cardtronics Inc.	61,200	1,403
	MAXIMUS Inc.	39,966	1,395
*	Tech Data Corp.	29,400	1,271
	OPNET Technologies Inc.	34,200	1,194
*	VeriFone Systems Inc.	33,650	1,178
*	Cadence Design
	Systems Inc.	126,200	1,166
*	RF Micro Devices Inc.	182,694	1,158
*	Spansion Inc. Class A	89,100	1,089
*	Liquidity Services Inc.	33,704	1,081
	Anixter International Inc.	22,200	1,053
*	MicroStrategy Inc. Class A	8,400	958
*	Insight Enterprises Inc.	60,648	918
*	Newport Corp.	84,600	915
*	Take-Two Interactive
	Software Inc.	71,000	903
*	Brightpoint Inc.	96,900	892
*	Vishay Intertechnology Inc.	101,400	848
*	Fairchild Semiconductor
	International Inc. Class A	77,200	834
*	Entegris Inc.	126,100	805
*	Interactive Intelligence
	Group	29,622	804
*	Kulicke & Soffa Industries
	Inc.	104,800	782
*	Lattice Semiconductor
	Corp.	147,600	775
*	Unisys Corp.	47,660	748
	Cypress Semiconductor
	Corp.	47,400	710
*	Teradyne Inc.	61,531	677
*,^	Veeco Instruments Inc.	27,700	676
*	NCR Corp.	39,900	674
*	Manhattan Associates Inc.	18,500	612
*	Quantum Corp.	311,500	564
*	JDS Uniphase Corp.	55,400	552
*	TeleTech Holdings Inc.	34,500	526
*	OSI Systems Inc.	15,100	506
*	Avid Technology Inc.	58,804	455
*	Kemet Corp.	58,800	420
*	Silicon Graphics
	International Corp.	34,500	411
*	Powerwave
	Technologies Inc.	238,400	410
	Plantronics Inc.	13,800	393

			Market
			Value
		Shares	($000)
*	SYNNEX Corp.	14,300	375
*	Synaptics Inc.	15,100	361
*	QLogic Corp.	27,300	346
	NIC Inc.	27,100	310
	Mantech International Corp.
	Class A	8,925	280
	Pulse Electronics Corp.	89,800	257
	Stamps.com Inc.	9,100	186
	Blackbaud Inc.	7,700	171
*	DSP Group Inc.	13,700	81
	Heartland Payment
	Systems Inc.	4,000	79
*	Ancestry.com Inc.	3,000	71
*	Websense Inc.	3,000	52
			37,327
Materials (5.7%)
	Domtar Corp.	21,800	1,486
	Innophos Holdings Inc.	36,600	1,459
*	Rockwood Holdings Inc.	37,400	1,260
	Buckeye Technologies Inc.	46,500	1,121
	PolyOne Corp.	93,100	997
	Cabot Corp.	33,700	835
*	OM Group Inc.	23,600	613
*	Innospec Inc.	24,700	598
*	Hecla Mining Co.	110,600	593
	NewMarket Corp.	3,600	547
	Ashland Inc.	11,548	510
*	Ferro Corp.	70,300	432
*	Solutia Inc.	33,000	424
*	Noranda Aluminum
	Holding Corp.	42,000	351
*	Century Aluminum Co.	35,600	318
*	TPC Group Inc.	15,700	315
	Cytec Industries Inc.	8,900	313
	Neenah Paper Inc.	20,944	297
*	Graphic Packaging
	Holding Co.	59,400	205
*	WR Grace & Co.	2,300	77
			12,751
Telecommunication Services (0.6%)
*	Vonage Holdings Corp.	393,200	1,022
	Consolidated
	Communications
	Holdings Inc.	15,200	275
			1,297
Utilities (4.8%)
	WGL Holdings Inc.	35,700	1,395
	Atmos Energy Corp.	41,400	1,343
	Unisource Energy Corp.	36,600	1,321
	Portland General
	Electric Co.	42,800	1,014
	Laclede Group Inc.	26,000	1,008
	NorthWestern Corp.	28,900	923
	Avista Corp.	37,300	890

16

Strategic Small-Cap Equity Fund

		Market
		Value
	Shares	($000)
Southwest Gas Corp.	23,400	846
Vectren Corp.	17,700	479
Cleco Corp.	11,200	382
El Paso Electric Co.	11,700	376
MGE Energy Inc.	7,700	313
Nicor Inc.	5,200	286
PNM Resources Inc.	13,900	228
		10,804
Total Common Stocks
(Cost $233,422)		221,656
Temporary Cash Investments (0.9%)[1]
Money Market Fund (0.8%)
[2,3] Vanguard Market
Liquidity Fund, 0.144%	1,861,678	1,862

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Fannie Mae Discount
Notes, 0.030%, 10/26/11	100	100
[4,5] Federal Home Loan
Bank Discount Notes,
0.040%, 11/25/11	100	100
[4,5] Freddie Mac Discount
Notes, 0.080%, 10/25/11	50	50
		250
Total Temporary Cash Investments
(Cost $2,111)		2,112
Total Investments (100.3%)
(Cost $235,533)		223,768

Market
Value
($000)
Other Assets and Liabilities (-0.3%)
Other Assets	1,728
Liabilities[3]	(2,505)
(777)
Net Assets (100%)
Applicable to 13,565,889 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	222,991
Net Asset Value Per Share	$16.44

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	286,141
Undistributed Net Investment Income	1,124
Accumulated Net Realized Losses	(52,426)
Unrealized Appreciation (Depreciation)
Investment Securities	(11,765)
Futures Contracts	(83)
Net Assets	222,991

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $504,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.2% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $565,000 of collateral received for securities on loan.
4 Securities with a value of $250,000 have been segregated as initial margin for open futures contracts.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Small-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Dividends	3,066
Interest[1]	5
Security Lending	54
Total Income	3,125
Expenses
The Vanguard Group—Note B
Investment Advisory Services	210
Management and Administrative	622
Marketing and Distribution	51
Custodian Fees	15
Auditing Fees	28
Shareholders’ Reports	13
Total Expenses	939
Net Investment Income	2,186
Realized Net Gain (Loss)
Investment Securities Sold	27,097
Futures Contracts	100
Realized Net Gain (Loss)	27,197
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(40,951)
Futures Contracts	(123)
Change in Unrealized Appreciation (Depreciation)	(41,074)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,691)
1 Interest income from an affiliated company of the fund was $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,186	1,618
Realized Net Gain (Loss)	27,197	8,133
Change in Unrealized Appreciation (Depreciation)	(41,074)	14,638
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,691)	24,389
Distributions
Net Investment Income	(1,572)	(1,717)
Realized Capital Gain	—	—
Total Distributions	(1,572)	(1,717)
Capital Share Transactions
Issued	142,411	42,151
Issued in Lieu of Cash Distributions	1,479	1,618
Redeemed	(85,734)	(52,860)
Net Increase (Decrease) from Capital Share Transactions	58,156	(9,091)
Total Increase (Decrease)	44,893	13,581
Net Assets
Beginning of Period	178,098	164,517
End of Period[1]	222,991	178,098
1 Net Assets—End of Period includes undistributed net investment income of $1,124,000 and $510,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Small-Cap Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$16.53	$14.32	$16.60	$21.28	$19.04
Investment Operations
Net Investment Income	.176	.154	.145	.160	.220
Net Realized and Unrealized Gain (Loss)
on Investments	(.126)	2.216	(2.257)	(4.479)	2.170
Total from Investment Operations	.050	2.370	(2.112)	(4.319)	2.390
Distributions
Dividends from Net Investment Income	(.140)	(.160)	(.168)	(.210)	(.150)
Distributions from Realized Capital Gains	—	—	—	(.151)	—
Total Distributions	(.140)	(.160)	(.168)	(.361)	(.150)
Net Asset Value, End of Period	$16.44	$16.53	$14.32	$16.60	$21.28

Total Return[1]	0.20%	16.70%	-12.48%	-20.50%	12.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$223	$178	$165	$200	$257
Ratio of Total Expenses to
Average Net Assets	0.38%	0.43%	0.43%	0.38%	0.38%
Ratio of Net Investment Income to
Average Net Assets	0.89%	0.98%	1.18%	0.83%	1.07%
Portfolio Turnover Rate	64%	66%	76%	99%	73%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

21

Strategic Small-Cap Equity Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2011, the fund had contributed capital of $42,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	221,656	—	—
Temporary Cash Investments	1,862	250	—
Futures Contracts—Assets[1]	—	—	—
Futures Contracts—Liabilities[1]	(50)	—	—
Total	223,468	250	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	December 2011	29	1,860	(83)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

22

Strategic Small-Cap Equity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2011, the fund had $1,542,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $52,387,000 to offset future net capital gains of $3,915,000 through September 30, 2017, and $48,472,000 through September 30, 2018.

At September 30, 2011, the cost of investment securities for tax purposes was $235,661,000. Net unrealized depreciation of investment securities for tax purposes was $11,893,000, consisting of unrealized gains of $21,829,000 on securities that had risen in value since their purchase and $33,722,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2011, the fund purchased $215,867,000 of investment securities and sold $156,928,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	7,150	2,676
Issued in Lieu of Cash Distributions	79	111
Redeemed	(4,435)	(3,504)
Net Increase (Decrease) in Shares Outstanding	2,794	(717)

H. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Small-Cap Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Small-Cap Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 15, 2011

Special 2011 tax information (unaudited) for Vanguard Strategic Small-Cap Equity Fund

This information for the fiscal year ended September 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,572,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Small-Cap Equity Fund
Periods Ended September 30, 2011
			Since
	One	Five	Inception
	Year	Years	(4/24/2006)
Returns Before Taxes	0.20%	-1.74%	-2.50%
Returns After Taxes on Distributions	0.08	-1.94	-2.68
Returns After Taxes on Distributions and Sale of Fund Shares	0.31	-1.49	-2.13

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended September 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	3/31/2011	9/30/2011	Period
Based on Actual Fund Return	$1,000.00	$785.48	$1.57
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.31	1.78

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds; excluding inflation for inflation-protected securities), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6150 112011

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2011: $122,000
Fiscal Year Ended September 30, 2010: $114,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2011: $3,978,540
Fiscal Year Ended September 30, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2011: $1,341,750
Fiscal Year Ended September 30, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2011: $373,830
Fiscal Year Ended September 30, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2011: $16,000
Fiscal Year Ended September 30, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2011: $389,830
Fiscal Year Ended September 30, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2011

VANGUARD HORIZON FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011, see file Number 33-23444, Incorporated by Reference.